SEMI-ANNUAL REPORTS (UNAUDITED)                                     MAY 31, 1998

                                  THE SG COWEN
                                FAMILY OF FUNDS

                       SG COWEN INCOME+GROWTH FUND, INC.
                           SG COWEN OPPORTUNITY FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                         SG COWEN LARGE CAP VALUE FUND


                               [SG COWEN LOGO]

                          ----------------------------
                                    CONTENTS



CHAIRMAN'S LETTER............................................................. 1
SG COWEN INCOME + GROWTH FUND................................................. 2
SG COWEN OPPORTUNITY FUND..................................................... 4
SG COWEN INTERMEDIATE FIXED INCOME FUND AND
SG COWEN GOVERNMENT SECURITIES FUND........................................... 6
SG COWEN LARGE CAP VALUE FUND................................................. 8
STATEMENTS OF INVESTMENTS.....................................................10
STATEMENTS OF ASSETS AND LIABILITIES..........................................28
STATEMENTS OF OPERATIONS......................................................30
STATEMENTS OF CHANGES IN NET ASSETS...........................................32
NOTES TO COMBINED FINANCIAL STATEMENTS........................................37

CHAIRMAN'S LETTER                                                 JULY 14, 1998
To Our Shareholders:

  The U.S. stock market generated double-digit returns during the SG Cowen Family of Funds semi-annual period ending May 31, 1998. Meanwhile, the U.S. Treasury bond market served as a safe haven for worldwide investors seeking safety and liquidity.

  The SG Cowen Family of Funds generally posted competitive returns by employing disciplined investment strategies that come from decades of experience in the investment field. During the period, we inaugurated a new fund, the Large Cap Value Fund, managed by Benedict Capaldi. Mr. Capaldi has more than 30 years of investment experience at several leading asset management firms. Details on the Funds' performance and portfolio manager commentary can be found on the following pages.

  To participate in the markets with confidence requires intensive fundamental research, and that requires a great deal of resources. Indeed, the market volatility both here and abroad reinforces the advantage of a major commitment of professional investment management.

  To bolster our resources -- financial, technological and professional -- we decided to create a partnership with one of the world's most powerful commercial and investment banks. In February, Cowen & Company announced that it agreed to be acquired by Societe Generale, a leading financial institution headquartered in France. Established in 1864, Societe Generale has a global network of offices in 80 countries, serving a client base that includes 5 million retail clients and 4,000 institutional investors. Its assets of $410 billion place it among the 16 largest banks in the world. As a result of this transaction, Cowen and Societe Generale Securities Corporation, the U.S. securities and investment banking subsidiary of Societe Generale, were integrated with one another to form SG Cowen Securities Corporation.

  Both Cowen and Societe Generale have demonstrated a commitment to maintaining the very highest standards of quality and service. As an SG Cowen client, you will continue to receive the same exceptional level of service that you have come to expect from the firm.

  Your Investment Executive is prepared to discuss how the SG Cowen Family of Funds, as well as our new association with Societe Generale, can help you meet your financial objectives.

                                                          Sincerely,


                                                       /s/ JOSEPH M. COHEN
                                                          Joseph M. Cohen
                                                                 Chairman

                         SG COWEN INCOME + GROWTH FUND

                          Seeking to Provide A Cushion
                              In A Volatile Market

While the Standard & Poor's 500 Index posted double-digit returns for the period, most of that return came from the 100 largest capitalization stocks. Although it was a good period for large-cap growth investors, it was a more challenging period for lower risk, higher-yield value managers.

                                  PERFORMANCE

For the six months ended May 31, 1998, the total cumulative return of the Income + Growth Fund's Class A Shares was 7.57%. In comparison, the Lipper Equity-Income Index return was 8.71% while the S&P 500 Index returned 15.05% during the same period. The Fund's Class B and Class I shares returned 7.20% and 7.71% respectively, for the six months.

Here are some of the highlights of the last six month period:

  - Healthcare and Retailing Outperform -- Pharmaceutical companies were big winners during the first part of 1998. Pfizer has received widespread news coverage for its development of Viagra, a male impotency drug. However, that's only one of many successful therapies that the company is in the process of developing and marketing. Another strong performer was Bausch & Lomb, a maker of over-the-counter eye products and sunglasses. The company would be an attractive acquisition for a major drug company.

    The retailing area has also been strong, as the U.S. economy continues to grow at a robust rate and the consumer confidence reaches record levels. At May 31, 1998, the Fund's largest holding was Sears Roebuck, a company that has rebounded from problems in its credit card division. Meanwhile, its core retail business has taken marketshare from rival J.C. Penney in the soft goods area.

  - Energy Hurt By Falling Oil Prices -- Because of falling demand, oil prices fell sharply during the period, sinking to about $12 per barrel at the end of May. Share prices of domestic and international energy producers, as well as oil service companies, were adversely affected. We expect Middle Eastern countries to cut production to raise prices, because their economies depend upon the price of oil firming to the high-teens. Therefore, we added to our positions in Mobil Oil, Schlumberger, Texaco and other energy companies.

  - Lightening Up On REITs & Electric Utilities -- Early in the six-month period, electric utilities and REITs performed very well, buoyed by falling interest rates. Concerns over the Asian economic crisis, the specter of a slowdown in U.S. corporate profits and high valuations in growth stocks led to a surge in defensive issues. Many of these companies reached our target valuations early in 1998 and we reduced our exposure there.

    With the proceeds from the electric utilities and REITs, we added to our holdings in the food industry. We purchased shares in ConAgra, which is strong in packaged foods; Dean Foods, a major dairy and vegetable processing company; and Campbell Soup. Overall, the food group has appeared very inexpensive to us, because earnings and cash flow appear to be growing faster than what

                                       --
    has been typical for the industry. At the same time, the food industry is defensive, in that it performs well in an economic slowdown.

  In addition, although financial services did not perform that well during the period, we continue to hold positions in the banking industry. Even though NationsBank and Banc One have recently found merger partners in BankAmerica and First Chicago NBD, we continue to find their valuations attractive. The NationsBank/BankAmerica merger creates a nationwide banking powerhouse, while the Banc One/First Chicago combination does the same in the Midwest.

                                LOOKING FORWARD

Because of its above average dividend yield when compared to the S&P 500 Index, the SG Cowen Income + Growth Fund is considered a low-risk portfolio. According to Morningstar, Inc., a mutual fund industry research firm, the Fund's "beta," or measure of price volatility, is 0.53. A beta of 1 suggests that a portfolio has an equal volatility to the stock market as a whole.

  We continue to see a market environment characterized by low inflation, slowing U.S. corporate profits and concerns about Asia's weakening economy and currencies. Because the portfolio's exposure to Asia is minimal and because it contains companies that pay high and rising dividends, we believe that we are well positioned for the balance of 1998 in the event of a sluggish stock market.

                                       --

                           SG COWEN OPPORTUNITY FUND

                         Small-Cap Stocks Increasingly
                               Look Like Bargains

The small-capitalization market continues to lag the large market averages in 1998. The Asian economic crisis is leading investors to large U.S. brand name companies for maximum liquidity. While small-cap stocks have underperformed large-cap stocks for nearly four years, 60 years of capital market history suggests that this trend will reverse. Historically, small caps outperform on average by about 2% per year. However, rather than smooth and predictable performance, this outperformance comes in waves. Given the recent period of underperformance and the valuation and growth dynamics in favor of small caps, we believe the next wave of outperformance is close at hand.

                                  PERFORMANCE

For the six month period ending May 31, 1998, the total cumulative return of the SG Cowen Opportunity Fund Class A shares was 1.35%. The unmanaged Russell 2000 Index generated a return of 6.54% for the same period, while by contrast the Standard & Poor's 500 Index was up 15.05%. The Fund's Class B and Class I shares returned 0.95% and 1.47%, respectively, for the period.

  In April 1998, we began our second decade of investing in small-cap stocks in the SG Cowen Opportunity Fund. During the last ten years we have seen the demand for small-cap stocks ebb and flow and managers of growth and value rise and fall as well. Our disciplined approach, which assesses an individual company's basic business value and then uncovers the catalyst that grows that value, has been successful through this period, and has led to solid outperformance above the average small-cap portfolio manager and the Russell 2000 Index.

  As of May 31, 1998, the SG Cowen Opportunity Fund has posted an average annualized return of 15.26% since its inception on March 31, 1988. During this period, it has outperformed both the Lipper Small Cap Fund Index and the Russell 2000 Index, which had annualized returns of 14.03% and 13.90% respectively.

                            THE SEARCH FOR COMPANIES
                               POISED FOR GROWTH

In our continuing search for opportunities, we are finding dozens of companies poised for growth and with good business value. While many of these stocks have been recognized by the market and risen, the recent under-appreciation by the market for smaller companies has led many of these managements to sell their businesses to other companies in order to realize value for their shareholders. This is occurring in our portfolio again this year, as nearly a dozen of our companies have been acquired. While an acquisition at a premium is always good news, these transactions signify that our investment process is on track. At the same time, our analysis leads us to attractive industry sectors as well.

                              ENERGY: FALLING OIL
                           PRICES CREATES OPPORTUNITY

The Opportunity Fund continues to be strategically invested in small-cap energy stocks. In periods like 1998 in which oil prices are down, we use our research and analysis to differentiate between tangible fundamentals and the short-term psychological effects of a temporary commodity price weakness.

                                       --

  We're optimistic about the energy industry for the following reasons:

  1) In late 1995, Congress created tax incentives for boosting domestic exploration activity. The result has been that companies have rushed in to find new resources.

  2) Despite the warmest winter in history and drilling activity up 25%, natural gas prices are 10% higher than last year.

  3) Greater than expected depletion of existing wells is occurring.

  4) The Spring 1998 Gulf of Mexico lease sale drew the highest dollar per acre of bids ever.

  5) OPEC and Mexico are beginning to balance production.

  6) In spite of its short-term economic turmoil, Asia covets reserves (e.g., China's interest in the Sudan, Venezuela, and Kazakstan).

  7) Takeover activity in the oil & gas industry is brisk. The low valuation and high growth potential of small exploration and production companies make them very attractive to large energy companies.

                              BRIGHT SPOTS INCLUDE
                                 HEALTH CARE &
                              SELECTED TECHNOLOGY

Our health care portfolio has been a bright spot led by Mylan Labs, a generic drug company, which was up over 40% during the six-month period. In addition, advances in biotechnology continue to yield good growth opportunities and this will be an exciting area in which to invest.

  In technology, business enterprise software and Internet companies posted strong results during the period. In general, however, small-cap technology companies have been poor performers over the last two and a half years, as shortened product cycles and pressures from large companies have chilled their prospects. Nonetheless expectations have reached very low levels that can lead to sharp share price rebounds as businesses succeed.

                                LOOKING FORWARD

When the SG Cowen Opportunity Fund began in 1988, small-cap stocks were relatively out of favor as they are today. At the time, there were only about 65 funds specializing in small-cap stocks while today there are more than 500 small-cap funds.

  While this increased competition points to the popularity of investing generally, a constant is our discipline that looks not at day-to-day momentum swings but to both company specifics and improving industry dynamics with a focus on long-term performance. We thank you for your support and look forward to the next ten years.

                                       --

                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                      SG COWEN GOVERNMENT SECURITIES FUND

                    Bonds Benefit From Slower Global Growth

While the Asian economic crisis quelled inflation fears, it has called into question U.S. corporate profit growth. Our focus on the highest quality bonds as well as our decision to extend maturities was key to our performance in the SG Cowen Intermediate Fixed Income Fund and the SG Cowen Government Securities Fund.

                                  PERFORMANCE

For the six month period ending May 31, 1998, the total cumulative return of the Intermediate Fixed Income Fund's Class A shares was 3.40%. In comparison, its benchmark, the Lehman Brothers Intermediate Government/Corporate Index, an unmanaged benchmark of intermediate government and corporate bonds, reflected an increase of 3.63%. The Fund's Class B and Class I shares returned 3.26% and 3.52%, respectively.

  The total cumulative return for the Government Securities Fund's Class A shares was 3.88%. In comparison, its unmanaged benchmark, the Lehman Brothers Aggregate Index, reflected a return of 4.09%. The Fund's Class I shares returned 3.85%.

  Since the Lehman Brothers indexes are unmanaged and have no operating expenses, we consider the Intermediate Fixed Income Fund and the Government Securities Fund to have essentially matched or even exceeded their benchmarks excluding expenses. Two factors were behind the strong performance. One was our decision to lengthen the Funds' maturities and lighten our exposure to mortgage-backed securities to reflect a falling interest rate environment. The second factor was our decision to focus on the highest credit quality, due to concerns about corporate bonds created by the Asian economic crisis.

                             FALLING INTEREST RATES
                                ACROSS THE BOARD

During the period, yields declined 0.25 percentage points on the two-year Treasury note and 0.32 percentage points on the ten-year Treasury note. Even as the U.S. economy continued to expand, the rate of inflation continued to move lower. In addition, the Asian economic crisis showed signs of worsening, as the yen weakened in relation to the dollar. U.S. corporate profit growth declined to the low single digits, and U.S. corporate bonds began to underperform U.S. Treasury securities.

  In response to the falling interest rate environment, we elected to lock in higher rates by extending duration and maturity. For example, the Government Securities Fund's duration at May 31, 1998 was 5.6 years. In comparison, the Lehman Brothers Aggregate Index duration was 4.5 years. The Intermediate Fixed Income Fund's duration at May 31 was 4.5 years, compared to the Lehman Brothers Intermediate Government/ Corporate Index of 3.5 years.

  In addition to lengthening duration and maturity, we increased our emphasis on U.S. government bonds, the best performing sector during the period. In the Government Securities Fund, we increased the proportion of U.S. government bonds, which do not involve credit risk. We also invest in mortgage-backed securities, which offer higher yields as well as excellent credit quality. However, in periods of falling interest rates, mortgage-backed securities

                                       --
tend to underperform due to prepayment risk. As a result, we decreased the proportion of mortgages during the six-month period. As of May 31, 1998, about 66% of the Government Securities Fund was invested in U.S. government securities and 34% was invested in mortgage-backed securities. In contrast, the Fund's weighting of U.S. governments and mortgages was 58%/42% at November 30, 1997.

  In the Intermediate Fixed Income Fund, 62% was invested in U.S. government securities, 18% in mortgage-backed securities and the balance primarily in corporate bonds and preferred stock as of May 31, 1998. In contrast, 47% was invested in U.S. government bonds, 26% was invested in mortgages and 27% was invested in corporate bonds and preferred stock as of November 30, 1997. Reducing our exposure to corporates and mortgages enhanced our performance during the six-month period ending May 31, 1998.

                           JAPAN'S STUBBORN RECESSION

One reason for the Treasury bond's strength is the weakness in Japan's economy. Japan is in a multi-year recession and the yen has weakened against the dollar. Our economy, on the other hand, is quite firm, with GDP growth in the first quarter of 1998 more than 4%. As a result, assets have left Japan and come to the U.S. looking for a safe haven in our bond market. Even though our interest rates have declined, they are still substantially higher than the rates offered on government securities in Japan. The interest rate differential has drawn assets here, as well as the expectation that the yen will continue to decline versus the dollar. As a result of booming demand for U.S. Treasury securities, moderating economic growth and declining inflation, we expect the yield curve to continue to flatten and perhaps even invert.

  During the semi-annual period, we saw the risks increasing for corporate bonds, so we reduced our allocation to corporate bonds. However, we did maintain some positions, such as McDonald's preferred stock, an AA credit. Preferred stock is similar to fixed-income securities, except that preferred shares pay higher yields than corporate bonds because the preferred's repayment obligation is junior to that of the senior corporate debt. We continue to hold one BBB position in Long Island Savings Bank, a credit in which we feel comfortable, particularly since it matures within a few years. Overall, the portfolio's credit quality is AA.

                                LOOKING FORWARD

We expect U.S. economic growth to slow during the balance of 1998. Inflation expectations continue to decline, suggesting that long-term interest rates are likely to fall. Investors continue to demand almost no inflation premium to extend their maturity commitment, resulting in a flat yield curve. The dollar's continued strength is an additional insurance policy against recurring inflation.

  Our strategy continues to be an emphasis on U.S. Treasury bonds at the expense of corporate bonds. We are concerned that the Asia economic crisis will exert negative pressure on corporate profit margins and credit quality, at current yield spread levels. In addition, we plan to maintain a longer than average duration in both funds because we believe that long-term interest rates are likely to fall. Asia's recession has yet to impact the U.S. economy, but we believe the crisis will not permit the Federal Reserve Board to raise U.S. interest rates.

                                       --

                         SG COWEN LARGE CAP VALUE FUND

                             Searching For Value In
                             A Growth-Driven Market

Despite historically high valuations, global investors continue to favor and bid up the price of large U.S. growth companies. As a result, large-cap value stocks with strong market positions and consistent dividends are increasingly attractive from a valuation standpoint.

                                  PERFORMANCE

The SG Cowen Large Cap Value Fund commenced operations on January 2, 1998. For the five months ending May 31, 1998, the total cumulative return for the Class A shares was 8.65%. In contrast, the unmanaged Russell 1000 Value Index generated a return of 10.74% for the same period, while the Standard & Poor's 500 Index was up 13.11%. The Fund's Class B* and Class I* shares returned -2.43% and 11.26%, respectively, for the period.

  The Fund invests in large-capitalization stocks that are statistically cheap based on four factors of value: price/book, price/cash flow, price/sales and price/earnings. We then look for stocks within that universe that are selling below where they normally sell on a valuation basis relative to the market. A further analysis sifts for companies in which there are catalysts within the near term that would return the stock price to its normal valuation level.

  The portfolio's valuation characteristics are increasingly favorable in relation to the S&P 500 Index. For example, on May 31, 1998, the Fund's
P/E ratio on 1998 earnings was 15.5 compared to the S&P 500, which was 22x. The portfolio's price/book ratio was about 2.8 compared to 4.6 for the S&P. The largest sector in the portfolio was financial services, at 24%, followed by energy, at 16%.

  A good example of our investment style is our decision in early May to purchase shares of Federal National Mortgage Association (Fannie Mae). The company's fundamentals were not in question, but the stock sold off because of rising interest rates. When the interest rate fears dissolved a few weeks later, the stock rebounded.

The following factors affected the Fund's performance in its inaugural period:

  - Overweighting in Retailing -- The Fund's overweighting in retailing was timely, as the U.S. economy continued to be strong and consumer confidence was near an all-time high. We purchased one of our largest holdings, Sears Roebuck, early in the year when it was having trouble with its credit card operations. Because of the good retailing environment and their success in turning around its credit card unit, the stock has rebounded sharply.

  - Bank mergers -- The Fund's concentration in financial services was rewarded by several large mergers, including the combination of BankAmerica and NationsBank, Banc One and First Chicago/NBD, and First Union and CoreStates Financial.

  - Overweighting in Energy -- Because of falling oil prices, a historically warm winter and the Asian economic crisis, energy stocks were
------------------------------------
* The inception date for Class B and Class I shares was April 17, 1998 and February 2, 1998, respectively.

                                       --
    out of favor during the first five months of 1998. We believe that energy and oil service stocks have been disproportionately penalized due to unsustainably low levels of crude oil prices.

                                  LOOKING FORWARD

By accumulating positions in stocks with extremely good value, there are often periods of underperformance compared to the major market indexes. However, once an industry group or a company's stock is ignited by a catalyst, the portfolio can outperform the market. A few years ago, bank stocks were out of favor like energy is today. By building positions when a group is out of favor, a fund's performance makes up lost ground and then some.

  As value managers, we do not rely heavily on macroeconomic forecasts. However, we believe that the Asian economic situation is very serious, and we are being careful with economically sensitive stocks that we might otherwise purchase under normal circumstances. Companies that have exposure to Asia are likely to report negative earnings surprises. As a result, we are avoiding Asia-sensitive stocks and focusing on companies that are out of favor yet have intact earnings power.

                                       --

                      SG COWEN INCOME + GROWTH FUND, INC.
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                         VALUE
             COMMON STOCKS -- 99.4% of total portfolio
             CHEMICALS -- 3.9%
    16,000   Du Pont (E.I.) De Nemours                            $ 1,232,000
    84,000   RMP, Inc./Ohio                                         1,428,000
                                                                  -----------
                                                                    2,660,000
                                                                  -----------
             CONSUMER PRODUCTS -- 8.2%
    25,000   Eastman Kodak, Co.                                     1,784,375
    15,000   Fortune Brands, Inc.                                     576,563
    35,000   Kimberly-Clark Corp.                                   1,734,688
    50,000   Readers Digest Association                             1,425,000
                                                                  -----------
                                                                    5,520,626
                                                                  -----------
             ENERGY -- 23.5%
    52,000   Apache Corp.                                           1,777,750
    38,000   Baker Hughes, Inc.                                     1,368,000
    25,000   Coastal Corp.                                          1,762,500
    32,000   Consolidated Natural Gas                               1,810,000
    17,000   Mobil Corp.                                            1,326,000
    37,000   Murphy Oil Corp.                                       1,861,562
    24,050   Schlumberger Ltd                                       1,877,403
    23,000   Sonat, Inc.                                              901,312
    32,000   Texaco, Inc.                                           1,848,000
    35,000   Tidewater, Inc.                                        1,330,000
                                                                  -----------
                                                                   15,862,527
                                                                  -----------
             FINANCIAL SERVICES -- 6.6%
    15,000   Banc One Corp.                                           826,875
    25,000   NationsBank Corp.                                      1,893,750
    35,000   Ohio Casualty Corp.                                    1,706,250
                                                                  -----------
                                                                    4,426,875
                                                                  -----------
             FOOD -- 4.6%
    19,000   Campbell Soup Co.                                      1,035,500
    33,000   ConAgra, Inc.                                            965,250
    22,000   Dean Foods Co.                                         1,083,500
                                                                  -----------
                                                                    3,084,250
                                                                  -----------

See notes to combined financial statements
                                       --

                      SG COWEN INCOME + GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                         VALUE
             COMMON STOCKS -- (Continued)
             DIVERSIFIED MANUFACTURING -- 1.7%
    55,000   Engelhard Corp.                                      $ 1,144,688
                                                                  -----------
             NATURAL RESOURCES -- 2.0%
    87,000   Cyprus Amax Minerals Corp.                             1,381,125
                                                                  -----------
             PHARMACEUTICALS/HEALTH CARE -- 5.7%
    35,000   Bausch & Lomb, Inc.                                    1,743,437
     7,000   Pfizer, Inc.                                             733,688
    31,000   Pharmacia & Upjohn, Inc.                               1,369,812
                                                                  -----------
                                                                    3,846,937
                                                                  -----------
             REAL ESTATE INVESTMENT TRUSTS -- 9.3%
    40,000   Hospitality Properties Trust                           1,250,000
    30,000   Kimco Realty Corp.                                     1,168,125
    59,000   New Plan Realty Investment Trust                       1,382,813
    35,000   United Dominion Realty Trust                             494,375
    40,000   Washington Real Estate Investment Trust                  707,500
    30,000   Weingarten Realty Investment Trust                     1,282,500
                                                                  -----------
                                                                    6,285,313
                                                                  -----------
             RETAIL -- 3.2%
    35,000   Sears Roebuck & Co.                                    2,163,438
                                                                  -----------
             TELEPHONE/COMMUNICATIONS -- 7.1%
    11,000   Bell Atlantic Corp.                                    1,007,875
    24,000   GTE Corp.                                              1,399,500
    22,000   SBC Communications Corp.                                 855,250
    21,000   Sprint Corp.                                           1,506,750
                                                                  -----------
                                                                    4,769,375
                                                                  -----------

See notes to combined financial statements
                                       --

                      SG COWEN INCOME + GROWTH FUND, INC.
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                         DESCRIPTION                         VALUE
             COMMON STOCKS -- (Continued)
             TOBACCO -- 6.5%
    41,000   Phillip Morris Cos. Inc.                             $ 1,532,375
    55,000   RJR Nabisco Holdings Corp.                             1,550,312
    50,000   UST, Inc.                                              1,331,250
                                                                  -----------
                                                                    4,413,937
                                                                  -----------
             UTILITIES -- 17.1%
    18,000   Baltimore Gas & Electric                                 547,875
    22,000   Cinergy Corp.                                            710,875
    30,000   Eastern Enterprises, Inc.                              1,203,750
    28,000   K N Energy                                             1,515,500
    50,000   Keyspan Energy Corp.                                   1,684,375
    50,000   MCN Energy                                             1,800,000
    35,000   New Century Energies, Inc.                             1,610,000
    50,000   Utilicorp United, Inc.                                 1,778,125
    27,000   Washington Gas Light Co.                                 703,687
                                                                  -----------
                                                                   11,554,187
                                                                  -----------
             TOTAL COMMON STOCKS (Cost $59,357,527)                67,113,278
                                                                  -----------

PRINCIPAL
  AMOUNT
             SHORT TERM INVESTMENTS -- 0.6%
$  400,000   Prudential Funding Corp., 5.55%, 06/02/1998              400,000
                                                                  -----------
             TOTAL SHORT TERM INVESTMENTS (Cost $400,000)             400,000
                                                                  -----------
             TOTAL INVESTMENTS (Cost $59,757,527)                 $67,513,278
                                                                  ===========


See notes to combined financial statements
                                       --

                           SG COWEN OPPORTUNITY FUND
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                        DESCRIPTION                          VALUE
             COMMON STOCKS -- 87.9% of total portfolio
             OIL & GAS EXPLORATION -- 24.7%
    34,000   Abraxas Petroleum*                                  $    331,500
   264,000   Arakis Energy*                                           379,500
    44,900   Barrett Resources*                                     1,563,081
   203,700   Canadian 88 Energy*                                      908,969
    15,100   Cliff's Drilling*                                        622,875
    26,300   Devon Energy                                             964,881
   212,000   EEX Corporation*                                       2,093,500
    69,200   Forest Oil*                                              994,750
    68,400   HS Resources*                                            987,525
   104,000   Hurricane Hydrocarbon*                                   496,207
    25,000   Meridian Resources*                                      179,688
    20,000   Nuevo Energy*                                            650,000
    99,140   Ocean Energy*                                          1,988,996
   128,900   Oryx Energy*                                           3,004,981
   242,400   Petromet Resources*                                      499,228
    46,200   Pioneer Natural Res                                    1,085,700
   129,700   Rigel Energy*                                          1,072,931
    12,100   Rio Alto Exploration*                                    129,585
   161,800   Santa Fe Energy*                                       1,607,888
   125,100   Seagull Energy*                                        2,071,969
    92,900   Titan Exploration*                                       754,812
     8,000   Triton Energy*                                           311,500
    14,100   Union Texas Petroleum                                    387,750
    40,000   UTI Energy*                                              645,000
                                                                 ------------
                                                                   23,732,816
                                                                 ------------

See notes to combined financial statements
                                       --

                           SG COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                        DESCRIPTION                          VALUE
             COMMON STOCKS -- (Continued)
             METALS & MINING -- 9.9%
    14,500   Alumax*                                             $    678,781
    61,300   Amax Gold*                                               195,394
    40,400   Armco Steel*                                             219,675
    62,500   Barrick Gold                                           1,203,125
   218,600   Battle Mountain Gold                                   1,161,313
    28,700   Birmingham Steel                                         401,800
    39,400   Cambior                                                  273,338
   193,600   Canyon Resources*                                        181,500
     5,600   Getchell Gold*                                           106,400
    56,400   Hecla Mining Co.*                                        285,525
   122,700   Homestake Mining                                       1,334,363
    79,800   Kaiser Aluminum*                                         827,925
    44,800   Newmont Mining                                         1,117,200
   335,200   TVX Gold*                                              1,089,400
    25,100   Worthington Industries                                   442,386
                                                                 ------------
                                                                    9,518,125
                                                                 ------------
             OIL/GAS EQUIPMENT & SERVICES -- 7.8%
   222,000   Black Sea Energy*                                        137,164
    28,000   Canadian Fracmaster*                                     269,111
    34,400   Global Marine*                                           767,550
    11,700   Halter Marine*                                           219,375
    28,000   Hanover Compressor*                                      726,250
    14,000   Nabors*                                                  329,875
    34,400   Offshore Logistics*                                      700,900
    44,300   Parker Drilling*                                         373,780
    16,300   Petroleum Geo Services*                                1,067,650
    54,600   Pride International Inc.*                              1,225,088
    29,000   R&B Falcon                                               831,937
    39,600   Tuboscope Inc.*                                          895,950
                                                                 ------------
                                                                    7,544,630
                                                                 ------------

See notes to combined financial statements
                                       --

                           SG COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                        DESCRIPTION                          VALUE
             COMMON STOCKS -- (Continued)
             CONSUMER SERVICES -- 5.5%
    16,500   American Safety Razor*                              $    196,969
    38,900   Berlitz*                                               1,079,475
    90,500   Lo-Jack Corp*                                          1,136,906
    35,300   Marker International*                                    127,963
    58,900   Reader's Digest                                        1,678,650
    46,400   Sotheby's Holdings                                     1,067,200
                                                                 ------------
                                                                    5,287,163
                                                                 ------------
             UTILITIES -- 4.6%
    17,700   Cleco Corp                                               529,894
     5,700   Eastern Enterprises                                      228,713
    11,900   Empire District Elec                                     243,206
    10,700   Keyspan Energy                                           360,456
    14,000   Madison Gas & Electric                                   297,500
   104,000   Niagara Mohawk*                                        1,287,000
     4,000   Nicor Inc.                                               154,500
     4,200   Peoples Energy                                           154,875
    16,600   St Joseph Light & Power                                  312,288
    14,200   TNP Enterprises                                          462,387
     6,000   Washington Gas & Light                                   156,375
    14,400   Western Gas Resources                                    233,100
                                                                 ------------
                                                                    4,420,294
                                                                 ------------
             HEALTH CARE SERVICES/HMOS -- 4.5%
     5,400   Genzyme*                                                 147,825
    42,000   Integramed America*                                       78,750
   262,900   Mid Atlantic Medical*                                  3,401,269
    62,200   Physician Reliance Network*                              688,087
                                                                 ------------
                                                                    4,315,931
                                                                 ------------

See notes to combined financial statements
                                       --

                           SG COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                        DESCRIPTION                          VALUE
             COMMON STOCKS -- (Continued)
             RETAILERS -- 4.3%
    75,900   Ann Taylor*                                         $  1,655,569
     5,700   Brylane*                                                 270,750
    15,300   Claire's Stores                                          287,831
    16,300   Homebase*                                                141,606
    47,500   Lechters*                                                279,063
    30,300   Michael Stores*                                          907,106
    14,500   Pier 1 Imports                                           348,906
    95,000   Roberds*                                                 261,250
                                                                 ------------
                                                                    4,152,081
                                                                 ------------
             TECHNOLOGY/SOFTWARE -- 4.1%
    19,100   Howmet International*                                    288,888
    18,500   Information Resources*                                   323,750
   175,800   Novell*                                                1,845,900
   155,000   Object Design*                                           842,813
    51,000   Red Brick Systems*                                       286,875
     7,600   Santa Cruz Operation*                                     37,524
    47,700   Versant Object Tech*                                     268,313
                                                                 ------------
                                                                    3,894,063
                                                                 ------------
             ENVIRONMENTAL -- 3.3%
    21,000   ATG Inc.*                                                182,438
   150,100   Dravo Coro*                                            1,688,625
   163,000   ICF Kaiser*                                              468,625
    94,000   Laidlaw Environmental*                                   364,250
    13,800   U.S. Filter*                                             420,037
                                                                 ------------
                                                                    3,123,975
                                                                 ------------
             PHARMACEUTICALS -- 3.2%
    19,400   Alpharma                                                 421,950
    95,000   Ibah*                                                    498,750
    20,000   KOS Pharmaceuticals*                                     228,750
    58,800   Mylan Labs, Inc.                                       1,764,000
    22,500   Ribogene*                                                157,500
                                                                 ------------
                                                                    3,070,950
                                                                 ------------

See notes to combined financial statements
                                       --

                           SG COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                        DESCRIPTION                          VALUE
             COMMON STOCKS -- (Continued)
             TECHNOLOGY/HARDWARE/OTHER -- 3.1%
   116,300   Oceaneering International*                          $  2,500,450
    27,300   Tokheim Corp*                                            435,094
                                                                 ------------
                                                                    2,935,544
                                                                 ------------
             RESTAURANTS/FOOD PRODUCTS -- 3.0%
    23,100   Aquapenn Spring Water*                                   207,900
    34,500   Brinker International*                                   750,375
    16,900   CKE Restaurant                                           536,575
    26,750   Flowers Industrial Inc.                                  551,718
    12,600   Friendly Ice Cream*                                      316,575
    40,100   Scheid Vineyards*                                        330,825
    42,200   Shoney's*                                                187,263
                                                                 ------------
                                                                    2,881,231
                                                                 ------------
             BUILDING CONSTRUCTION -- 2.7%
    25,500   American Residential Svcs*                               294,844
    14,600   American Woodmark                                        405,150
     8,900   Associated Materials*                                    137,950
    10,300   Global Tech Appliances*                                  193,125
    10,900   Group Maintenance*                                       204,375
     5,700   Service Experts Inc.*                                    178,837
    14,000   USG Inc.*                                                743,750
     8,800   Watsco Inc.                                              258,500
     3,700   York International                                       185,000
                                                                 ------------
                                                                    2,601,531
                                                                 ------------
             FINANCIAL SERVICES -- 2.5%
    14,900   Alliance Bancorp*                                        406,956
    46,900   American Banknote*                                       181,738
     4,400   Bank of Commerce (CA)                                     79,750
    17,500   Guaranty Bancshares                                      260,313
    31,435   IBS Financial                                            589,406
    18,500   PBOC Holdings                                            261,313
     9,400   Roslyn Bancorp                                           221,193
    24,800   Sovereign Bancorp                                        438,650
                                                                 ------------
                                                                    2,439,319
                                                                 ------------

See notes to combined financial statements
                                       --

                           SG COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

  SHARES                        DESCRIPTION                          VALUE
             COMMON STOCKS -- (Continued)
             ELECTRONICS/ELECTRICAL -- 1.5%
     1,400   Advantest                                           $     86,278
    20,000   Creative Technology*                                     363,853
    13,000   General Signal                                           534,625
    40,000   Hosiden*                                                 485,241
                                                                 ------------
                                                                    1,469,997
                                                                 ------------
             TRUCKING/TRANSPORT/PARTS -- 1.5%
    13,500   Keystone Automotive Inds*                                351,000
    18,400   Kirby Corporation*                                       395,600
    35,300   Transport Corp of America*                               617,750
     4,000   Willis Lease Financial*                                   88,000
                                                                 ------------
                                                                    1,452,350
                                                                 ------------
             MEDICAL SUPPLIES/SERVICES -- 1.4%
    32,700   Carter Wallace                                           582,469
    40,000   Fuisz Tech*                                              470,000
     7,400   Healthworld*                                             104,525
    16,900   Neopath*                                                 214,419
                                                                 ------------
                                                                    1,371,413
                                                                 ------------
             REAL ESTATE -- 0.2%
    57,200   Atlantic Gulf Communities*                               175,175
                                                                 ------------
             PAPER PRODUCTS -- 0.1%
     7,800   Stone Container*                                         138,450
                                                                 ------------
             TOTAL COMMON STOCKS (Cost $85,453,703)                84,525,038
                                                                 ------------

See notes to combined financial statements
                                       --

                           SG COWEN OPPORTUNITY FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

PRINCIPAL
  AMOUNT                        DESCRIPTION                          VALUE
             SHORT TERM INVESTMENTS -- 12.1%
$1,500,000   Exxon Asset Management, 5.50%, 6/1/98               $  1,500,000
 4,400,000   General Electric Capital Corp., 5.00%, 6/4/98          4,400,000
 3,500,000   GMAC, 5.53%, 6/2/98                                    3,500,000
 2,225,000   Household Finance Corp., 5.55%, 6/5/98                 2,225,000
                                                                 ------------
             TOTAL SHORT TERM INVESTMENTS
               (Cost $11,625,000)                                  11,625,000
                                                                 ------------
             TOTAL INVESTMENTS (Cost $97,078,703)                $ 96,150,038
                                                                 ------------
                                                                 ------------

---------------
* Non-income producing security

See notes to combined financial statements
                                       --

                      SG COWEN GOVERNMENT SECURITIES FUND
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT                          DESCRIPTION                          VALUE
            MORTGAGE-BACKED SECURITIES -- 34.0%
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
            CERTIFICATES:
$154,597    8.500%, 01/01/10                                       $  161,980

            FEDERAL NATIONAL MORTGAGE ASS'N (FNMA) CERTIFICATES:
 120,975    9.000%, 02/01/15                                          128,574

            GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
            CERTIFICATES:
  29,450    8.000%, 05/15/02                                           29,895
   8,576    10.000%, 04/15/16                                           9,440
   2,996    10.000%, 07/15/17                                           3,311
   2,539    10.000%, 11/15/17                                           2,806
   6,723    9.000%, 05/15/21                                            7,257
  10,338    9.500%, 11/15/21                                           11,198
  46,133    9.500%, 03/20/25                                           48,498
 130,667    8.000%, 05/15/25                                          135,854
 429,885    8.000%, 11/15/26                                          446,943
                                                                   ----------
              TOTAL MORTGAGE-BACKED SECURITIES                        985,756
                                                                   ----------
            U.S. TREASURY NOTES -- 66.0%
 500,000    5.750%, 08/15/03                                          503,595
 400,000    5.875%, 11/15/05                                          405,124
 300,000    5.625%, 02/15/06                                          299,298
 250,000    5.500%, 02/15/08                                          248,125
 450,000    6.000%, 02/15/26                                          456,750
                                                                   ----------
              TOTAL U.S. TREASURY NOTES                             1,912,892
                                                                   ----------
            TOTAL INVESTMENTS (Cost $2,856,374)                    $2,898,648
                                                                   ==========

See notes to combined financial statements
                                       --

                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)

 SHARES                          DESCRIPTION                          VALUE
            CUMULATIVE PREFERRED STOCK -- 15.4%
            of total portfolio
   8,600    McDonalds Corp. 7.50%, 09/30/36                        $  222,525
  20,000    Merrill Lynch TOPRS 7.750%, 12/31/36                      526,250
  10,000    Paine Webber Group Capital Trust II, 8.08%, 03/01/37      254,375
  20,000    Travelers Capital Trust, 6.85%%, 01/22/38                 486,250
                                                                   ----------
              TOTAL CUMULATIVE PREFERRED STOCK                      1,489,400
                                                                   ----------
PRINCIPAL
 AMOUNT
            CORPORATE NOTES -- 4.2%
$400,000    Long Island Savings Bank 7.00%, 06/13/02                  408,040
                                                                   ----------
              TOTAL CORPORATE NOTES                                   408,040
                                                                   ----------
            MORTGAGE-BACKED SECURITIES -- 18.2%
            FEDERAL NATIONAL MORTGAGE ASS'N (FNMA) CERTIFICATES:
 135,550    9.000%, 02/01/02                                          139,335
  61,800    9.000%, 05/01/09                                           64,603
  75,750    9.500%, 03/01/10                                           81,417
 137,119    7.500%, 09/01/10                                          141,554
 722,351    7.000%, 11/01/10                                          737,247
  53,707    9.000%, 04/01/15                                           57,103
  84,518    9.500%, 07/01/22                                           91,204
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
            CERTIFICATES:
 133,125    8.000%, 01/01/08                                          137,697

See notes to combined financial statements
                                       --

                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                  MAY 31, 1998
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT                          DESCRIPTION                          VALUE
            MORTGAGE-BACKED SECURITIES -- (Continued)
            GOVERNMENT NATIONAL MORTGAGE ASS'N (GNMA)
            CERTIFICATES:
$ 62,940    8.000%, 06/15/01                                       $   63,891
  44,045    9.000%, 12/15/16                                           47,651
  36,858    10.000%, 12/15/18                                          40,772
  36,468    8.500%, 10/15/21                                           38,736
  54,217    8.000%, 06/15/22                                           56,606
  57,778    8.000%, 06/15/27                                           60,072
                                                                   ----------
              TOTAL MORTGAGE-BACKED SECURITIES                      1,757,888
                                                                   ----------
            U.S. TREASURY NOTES -- 62.2%
 350,000    6.625%, 04/30/02                                          362,142
 400,000    6.250%, 06/30/02                                          409,064
 610,000    6.000%, 07/31/02                                          618,577
 450,000    5.750%, 10/31/02                                          452,250
 500,000    5.750%, 11/30/02                                          502,420
 850,000    6.250%, 02/15/03                                          872,312
 800,000    5.750%, 08/15/03                                          805,752
 650,000    5.875%, 11/15/05                                          658,326
 900,000    5.625%, 02/15/06                                          897,894
 400,000    6.500%, 10/15/06                                          421,876
                                                                   ----------
              TOTAL U.S. TREASURY NOTES                             6,000,113
                                                                   ----------
            TOTAL INVESTMENTS (Cost $9,519,269)                    $9,655,441
                                                                   ==========

See notes to combined financial statements
                                       --

                         SG COWEN LARGE CAP VALUE FUND
                            STATEMENT OF INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)

 SHARES                         DESCRIPTION                          VALUE
            COMMON STOCKS -- 94.7% of total portfolio
            ALUMINUM -- 1.3%
   3,080    Aluminum Co. of America                               $   213,676
                                                                  -----------
            AUTO PARTS & EQUIPMENT -- 3.8%
   4,940    Dana Corp.                                                257,497
  10,280    Meritor Automotive Inc.                                   247,363
   2,600    TRW Inc.                                                  139,263
                                                                  -----------
                                                                      644,123
                                                                  -----------
            BANKS -- 13.5%
   2,220    BankAmerica Corp.                                         183,566
   1,730    Bank of New York                                          105,746
   2,420    BankBoston Corporation                                    255,008
   2,690    Banc One Corp.                                            148,286
   1,830    Chase Manhattan Corp.                                     248,766
   2,890    Crestar Financial Corp.                                   165,994
   3,750    First Chicago NBD Corp.                                   327,891
   4,900    Fleet Financial Group Inc.                                401,800
   6,160    NationsBank Corporation                                   466,620
                                                                  -----------
                                                                    2,303,677
                                                                  -----------
            CHEMICALS -- 1.9%
   1,700    Du Pont (E.I.) De Nemour                                  130,900
   6,160    IMC Global Inc.                                           200,200
                                                                  -----------
                                                                      331,100
                                                                  -----------
            COMPUTER HARDWARE/SERVICES -- .9%
   1,350    Int'l Business Machines                                   158,456
                                                                  -----------
            CONSUMER FINANCE -- 1.4%
   5,770    Greentree Financial Corp.                                 231,882
                                                                  -----------
            ELECTRICAL COMPANIES -- 4.8%
   4,620    Cinergy Corp.                                             149,284
   5,290    Dominion Resources                                        209,947
   5,020    New Century Energies Inc.                                 230,920
   7,750    Peco Energy                                               218,937
                                                                  -----------
                                                                      809,088
                                                                  -----------

See notes to combined financial statements
                                       --

                         SG COWEN LARGE CAP VALUE FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

 SHARES                         DESCRIPTION                          VALUE
            COMMON STOCKS -- (Continued)
            FINANCIAL (DIVERSIFIED) -- 2.8%
   2,450    AMBAC Financial Group                                 $   133,984
   4,580    MBIA Inc.                                                 341,496
                                                                  -----------
                                                                      475,480
                                                                  -----------
            HEALTHCARE (MANAGED CARE) -- 1.4%
     870    Aetna Inc.                                                 68,023
   2,050    Pacificare Health Sys.*                                   169,381
                                                                  -----------
                                                                      237,404
                                                                  -----------
            INSURANCE -- 2.5%
   1,350    Allstate Corp.                                            127,069
   6,736    St. Paul Companies                                        298,910
                                                                  -----------
                                                                      425,979
                                                                  -----------
            MACHINERY (DIVERSIFIED) -- 1.3%
   3,080    Dover Corp.                                               115,500
   3,560    Harnishfeger Industries                                   112,140
                                                                  -----------
                                                                      227,640
                                                                  -----------
            MANUFACTURING -- 3.3%
   3,560    Allied Signal Inc.                                        152,190
   3,560    General Signal Corp.                                      146,405
   5,290    York International Corp.                                  264,500
                                                                  -----------
                                                                      563,095
                                                                  -----------
            MORTGAGE LENDER -- 4.7%
   7,700    Freddie Mac                                               350,350
   7,400    Fannie Mae                                                443,075
                                                                  -----------
                                                                      793,425
                                                                  -----------
            NATURAL GAS -- 4.6%
   5,580    Consolidated Nat. Gas                                     315,619
   4,330    MCN Energy Group Inc.                                     155,880
   8,090    Sonat Inc.                                                317,027
                                                                  -----------
                                                                      788,526
                                                                  -----------

See notes to combined financial statements
                                       --

                         SG COWEN LARGE CAP VALUE FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

 SHARES                         DESCRIPTION                          VALUE
            COMMON STOCKS -- (Continued)
            OIL (DOMESTIC & INTERNATIONAL) -- 7.5%
   8,200    Burlington Resources                                  $   345,425
   2,410    Mobil Corp.                                               187,980
   2,890    Phillips Petroleum Co.                                    144,681
   2,700    Royal Dutch-Petroleum                                     151,369
   5,300    Texaco Inc.                                               306,075
   4,600    Ultramar Diamond Shamrock                                 146,912
                                                                  -----------
                                                                    1,282,442
                                                                  -----------
            OIL & GAS (DRILLING & EQUIP.) -- 7.7%
  12,460    Ensco International                                       315,394
   6,602    Evi Weatherford, Inc.*                                    333,839
  16,010    R&B Falcon Corp.*                                         459,287
   5,340    Tidewater Inc.                                            202,920
                                                                  -----------
                                                                    1,311,440
                                                                  -----------
            RAILROADS -- 0.7%
   2,410    CSX Corp.                                                 114,776
                                                                  -----------
            RESTAURANTS -- 2.2%
  15,400    Wendy's International                                     380,186
                                                                  -----------
            RETAIL -- 7.6%
  13,670    Nine West*                                                385,323
   6,830    Sears Roebuck & Co.                                       422,179
   2,570    Tommy Hilfiger Corp.*                                     172,833
  11,650    Toys R Us Inc.*                                           308,725
                                                                  -----------
                                                                    1,289,060
                                                                  -----------
            SEMICONDUCTORS/ELECTRONICS -- 6.9%
  10,510    Atmel Corp.*                                              155,679
   6,740    Avnet Inc.                                                397,660
   6,840    DSC Communications*                                       116,921
   5,290    Kemet Corp.*                                               85,136
   3,130    KLA Instruments*                                          106,029
   2,600    Rockwell International                                    143,000
   3,710    Varian Associates Inc.                                    178,312
                                                                  -----------
                                                                    1,182,737
                                                                  -----------
            SERVICE -- 0.9%
   3,560    H&R Block                                                 156,640
                                                                  -----------

See notes to combined financial statements
                                       --

                         SG COWEN LARGE CAP VALUE FUND
                    STATEMENT OF INVESTMENTS -- (continued)
                                  MAY 31, 1998
                                  (UNAUDITED)

            COMMON STOCKS -- (Continued)
            TELEPHONE -- 6.5%
   2,820    Bell Atlantic Corp.                                   $   258,383
   6,350    GTE Corp.                                                 370,284
   4,040    SBC Communications Inc.                                   157,055
   3,080    Sprint Corp.                                              220,990
   2,020    US West Communications Group                              102,515
                                                                  -----------
                                                                    1,109,227
                                                                  -----------
            TOBACCO -- 6.5%
  15,820    Philip Morris Cos. Inc.                                   591,273
  18,160    RJR Nabisco Hldgs. Corp.                                  511,885
                                                                  -----------
                                                                    1,103,158
                                                                  -----------
            TOTAL COMMON STOCKS (Cost $16,118,531)                 16,133,217
                                                                  -----------

PRINCIPAL
 AMOUNT
            SHORT-TERM INVESTMENTS -- 5.3%
$900,000    General Electric Capital Corp., 5.00%, 06/04/98           900,000
                                                                  -----------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $900,000)                                         900,000
                                                                  -----------
            TOTAL INVESTMENTS -- 100.0%(Cost $17,018,531)         $17,033,217
                                                                  ===========

---------------
* Non-income producing security

See notes to combined financial statements
                                       --

                      (This page intentionally left blank)

                                       --

                      STATEMENTS OF ASSETS AND LIABILITIES
                                  MAY 31, 1998
                                  (UNAUDITED)

                                                                    INCOME + GROWTH       OPPORTUNITY
                                                                         FUND                 FUND
      ASSETS:
       Investments in securities, at value (cost $59,757,527,
         $97,078,703, $2,856,374, $9,519,269 and $17,018,531,
         respectively -- see statements)                              $67,513,278         $96,150,038
       Cash                                                                31,624              20,682
       Receivables:
         SG Cowen Securities Corporation                                       --                  --
         Subscriptions to Common Stock                                     65,852               3,904
         Investment securities sold                                     1,243,697             281,710
         Dividends and interest                                           184,312              28,632
       Prepaid expenses, etc.                                              18,944              22,303
       Deferred organization expenses -- Note 1(E)                             --                  --
                                                                     ------------         -----------
           TOTAL ASSETS                                                69,057,707          96,507,269
                                                                     ------------         -----------
      LIABILITIES:
       Payables:
         SG Cowen Securities Corporation                                   56,272              89,566
         Redemptions of Common Stock                                    1,119,575             660,692
         Investment securities purchased                                  447,124           2,501,134
         Dividends -- Note 1(C)                                                --                  --
         Accrued expenses and other liabilities                            73,277              77,330
                                                                     ------------         -----------
           TOTAL LIABILITIES                                            1,696,248           3,328,722
                                                                     ------------         -----------
      NET ASSETS                                                      $67,361,459         $93,178,547
                                                                     ============         ===========
      NET ASSETS consist of:
       Paid-in Capital                                                $55,556,411         $87,827,195
       Accumulated undistributed net investment income                    227,983                  --
       Accumulated net realized gain (loss) on investments              3,821,314           6,289,017
       Net unrealized appreciation (depreciation) on investments        7,755,751            (928,665)
                                                                     ------------         -----------
      NET ASSETS                                                      $67,361,459         $93,178,547
                                                                     ============         ===========
      CLASS A
       Net assets                                                     $54,653,553         $47,387,193
       Outstanding shares of common stock, ($.001 par value)            4,232,572           3,494,931
       Net asset value per share                                      $     12.91         $     13.56
       Maximum offering price per share                               $     13.55         $     14.24

      CLASS B
       Net assets                                                     $ 4,670,670         $ 9,792,818
       Outstanding shares of common stock, ($.001 par value)              364,334             756,440
       Net asset value per share                                      $     12.82         $     12.95

      CLASS I
       Net assets                                                     $ 8,037,236         $35,998,536
       Outstanding shares of common stock, ($.001 par value)              619,716           2,608,181
       Net asset value per share                                      $     12.97         $     13.80

See notes to combined financial statements

                                       --

         GOVERNMENT      INTERMEDIATE FIXED    LARGE CAP
       SECURITIES FUND      INCOME FUND       VALUE FUND
         $2,898,648          $9,655,441       $17,033,217
              2,980              10,935            11,827
              3,106                  41                --
                 57                  --            51,143
             46,370               1,043                --
             33,308             107,273            25,966
             13,874              13,934             7,648
                 --                  --            98,625
       ------------       -------------       -----------
          2,998,343           9,788,667        17,228,426
       ------------       -------------       -----------
                 --                  --             6,216
              7,143              23,800            17,282
                 --                  --            85,590
                657               5,465                --
             17,548              25,780            16,963
       ------------       -------------       -----------
             25,348              55,045           126,051
       ------------       -------------       -----------
         $2,972,995          $9,733,622       $17,102,375
       ============       =============       ===========
         $2,924,715          $9,801,340       $16,740,534
                 --                  --            27,058
              6,006            (203,890)          320,097
             42,274             136,172            14,686
       ------------       -------------       -----------
         $2,972,995          $9,733,622       $17,102,375
       ============       =============       ===========
         $2,907,138          $8,482,185       $15,734,773
            301,426             890,885         1,450,670
         $     9.64          $     9.52       $     10.85
         $    10.12          $     9.75       $     11.39

                 --          $  525,002       $   114,855
                 --              54,741            10,598
                 --          $     9.59       $     10.84

         $   65,857          $  726,435       $ 1,252,747
              6,747              76,541           115,490
         $     9.76          $     9.49       $     10.85

                                       --

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MAY 31, 1998
                                  (UNAUDITED)

                                                           INCOME + GROWTH       OPPORTUNITY
                                                                FUND                 FUND
      INVESTMENT INCOME:
        Dividend income                                      $1,167,931          $   267,332
        Interest income                                          13,877              165,572
                                                           ------------          -----------
             TOTAL INCOME                                     1,181,808              432,904
                                                           ------------          -----------
      EXPENSES:
        Investment management fee -- Note 2(A)                  262,068              479,662
        Service fee -- Class A -- Note 2(C)                      69,407               63,937
        Service and Distribution fees -- Class B -- Note
          2(C)                                                   23,081               50,855
        Professional fees                                        14,768               17,749
        Bookkeeping services                                         --                   --
        Shareholder servicing fees:
          Class A                                                23,358               28,865
          Class B                                                 2,274                7,579
          Class I                                                 2,115                7,711
        Directors' fees and expenses -- Note 2(D)                12,822               12,221
        Federal and state registration fees                      17,017               21,142
        Prospectus and shareholders' reports                      6,258               19,508
        Custodian fees                                            2,795               22,573
        Amortization of organization expenses -- Note
          1(E)                                                       --                   --
        Miscellaneous                                             2,826                3,663
                                                           ------------          -----------
             TOTAL EXPENSES                                     438,789              735,465
               Less: expenses waived and absorbed --
                 Note 2(A, C and D)                              32,994               11,012
                                                           ------------          -----------
             NET EXPENSES                                       405,795              724,453
                                                           ------------          -----------
        Net Investment Income (loss)                            776,013             (291,549)
                                                           ------------          -----------
        Realized and Unrealized Gain (Loss) on
          Investments -- Note 3:
          Net realized gain on investments                    4,143,719            6,989,379
          Net unrealized appreciation (depreciation) on
             investments                                        211,393           (5,391,865)
                                                           ------------          -----------
        Net Realized and Unrealized Gain (Loss) on
          Investments                                         4,355,112            1,597,514
                                                           ------------          -----------
        Net Increase in Net Assets Resulting from
          Operations                                         $5,131,125          $ 1,305,965
                                                           ============          ===========

See notes to combined financial statements

                                       --

         GOVERNMENT      INTERMEDIATE FIXED   LARGE CAP
       SECURITIES FUND      INCOME FUND       VALUE FUND
          $     --            $ 44,102         $ 67,608
           100,237             286,859           20,361
          --------            --------         --------
           100,237             330,961           87,969
          --------            --------         --------
             9,745              26,153           29,223
             3,980              11,359            8,950
                --               1,501               49
             7,496               7,496            7,255
                --                  --            4,935
             1,928               6,621            1,653
                --                 395               36
               255                 558               46
            12,221              12,221            9,731
            13,507              13,057            1,097
               236               2,177              203
             1,915               2,121           12,056
             1,732               1,741            9,070
               207                 634              650
          --------            --------         --------
            53,222              86,034           84,954
            46,725              52,252           38,159
          --------            --------         --------
             6,497              33,782           46,795
          --------            --------         --------
            93,740             297,179           41,174
          --------            --------         --------
             6,007              54,703          320,097
            25,089              (1,416)          14,686
          --------            --------         --------
            31,096              53,287          334,783
          --------            --------         --------
          $124,836            $350,466         $375,957
          ========            ========         ========

                                       --

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                    INCOME + GROWTH FUND
                                              ---------------------------------
                                               SIX MONTHS
                                                 ENDED                 YEAR
                                                5/31/98               ENDED
                                              (UNAUDITED)            11/30/97
OPERATIONS:
  Net investment income                       $   776,013          $  1,812,540
  Net realized gain on investments              4,143,719            11,441,727
  Net unrealized appreciation (depreciation)
    on investments                                211,393            (1,147,980)
                                              -----------          ------------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                        5,131,125            12,106,287
                                              -----------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                      (660,941)           (1,400,730)
    Class B                                       (37,579)              (61,229)
    Class I                                      (133,673)             (342,805)
  Net realized gains on investments
    Class A                                    (9,027,631)           (6,585,113)
    Class B                                      (739,839)             (328,686)
    Class I                                    (1,694,332)           (1,476,639)
                                              -----------          ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS    (12,293,995)          (10,195,202)
                                              -----------          ------------
COMMON STOCK TRANSACTIONS -- NOTE 4
  Proceeds from shares sold                     1,385,538             7,271,542
  Net asset value of shares issued in
    reinvestments of distributions             11,577,287             9,461,206
  Cost of shares redeemed                      (8,743,652)          (15,154,516)
                                              -----------          ------------
    NET INCREASE (DECREASE) IN NET ASSETS
       FROM COMMON STOCK TRANSACTIONS           4,219,173             1,578,232
                                              -----------          ------------
       TOTAL INCREASE (DECREASE)
         IN NET ASSETS                         (2,943,697)            3,489,317
NET ASSETS:
  Beginning of period                          70,305,156            66,815,839
                                              -----------          ------------
  End of period                               $67,361,459          $ 70,305,156
                                              ===========          ============
Undistributed net investment income           $   227,983          $    284,184
                                              ===========          ============

See notes to combined financial statements

                                       --

                                                      OPPORTUNITY FUND
                                              ---------------------------------
                                               SIX MONTHS
                                                 ENDED                 YEAR
                                                5/31/98               ENDED
                                              (UNAUDITED)            11/30/97
OPERATIONS:
  Net investment loss                         $  (291,549)         $   (493,389)
  Net realized gain on investments              6,989,379            21,161,722
  Net unrealized (depreciation)
    on investments                             (5,391,865)           (7,282,985)
                                              -----------          ------------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                        1,305,965            13,385,348
                                              -----------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains on investments
    Class A                                    (9,734,658)           (5,387,688)
    Class B                                    (1,954,564)           (1,131,024)
    Class I                                    (9,241,687)           (4,941,727)
                                              -----------          ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS    (20,930,909)          (11,460,439)
                                              -----------          ------------
COMMON STOCK TRANSACTIONS -- NOTE 4
  Proceeds from shares sold                     8,200,296            33,576,368
  Net asset value of shares issued in
    reinvestments of distributions             20,168,020            11,254,779
  Cost of shares redeemed                     (33,946,954)          (21,486,018)
                                              -----------          ------------
    NET INCREASE (DECREASE) IN NET ASSETS
       FROM COMMON STOCK TRANSACTIONS          (5,578,638)           23,345,129
                                              -----------          ------------
       TOTAL INCREASE (DECREASE) IN NET
         ASSETS                               (25,203,582)           25,270,038
NET ASSETS:
  Beginning of period                         118,382,129            93,112,091
                                              -----------          ------------
  End of period                               $93,178,547          $118,382,129
                                              ===========          ============

See notes to combined financial statements

                                       --

                                                         GOVERNMENT
                                                       SECURITIES FUND
                                               -------------------------------
                                               SIX MONTHS
                                                  ENDED               YEAR
                                                 5/31/98              ENDED
                                               (UNAUDITED)          11/30/97
OPERATIONS:
  Net investment income                        $   93,740           $  192,259
  Net realized gain on investments                  6,007               22,741
  Net unrealized appreciation (depreciation)
    on investments                                 25,089              (15,850)
                                               ----------           ----------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                          124,836              199,150
                                               ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (91,879)            (186,809)
    Class I                                        (1,861)              (5,450)
  Net realized gains on investments
    Class A                                       (10,775)                  --
    Class I                                          (197)                  --
                                               ----------           ----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (104,712)            (192,259)
                                               ----------           ----------
COMMON STOCK TRANSACTIONS -- NOTE 4
  Proceeds from shares sold                        37,738            2,808,408
  Net asset value of shares issued in
    reinvestments of distributions                 99,072              176,668
  Cost of shares redeemed                        (680,640)          (2,218,648)
                                               ----------           ----------
    NET INCREASE (DECREASE) IN NET ASSETS
       FROM COMMON STOCK TRANSACTIONS            (543,830)             766,428
                                               ----------           ----------
       TOTAL INCREASE (DECREASE) IN NET
         ASSETS                                  (523,706)             773,319
NET ASSETS:
  Beginning of period                           3,496,701            2,723,382
                                               ----------           ----------
  End of period                                $2,972,995           $3,496,701
                                               ==========           ==========

See notes to combined financial statements

                                       --

                                                     INTERMEDIATE FIXED
                                                         INCOME FUND
                                               -------------------------------
                                               SIX MONTHS
                                                  ENDED               YEAR
                                                 5/31/98              ENDED
                                               (UNAUDITED)          11/30/97
OPERATIONS:
  Net investment income                        $  297,179          $   738,978
  Net realized gain (loss) on investments          54,703             (108,743)
  Net unrealized appreciation (depreciation)
    on investments                                 (1,416)              42,946
                                               ----------          -----------
       NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                          350,466              673,181
                                               ----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                      (257,850)            (634,241)
    Class B                                       (16,383)             (37,105)
    Class I                                       (22,946)             (67,632)
                                               ----------          -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS       (297,179)            (738,978)
                                               ----------          -----------
COMMON STOCK TRANSACTIONS -- NOTE 4
  Proceeds from shares sold                       411,521              555,972
  Net asset value of shares issued in
    reinvestments of dividends                    252,597              644,002
  Cost of shares redeemed                      (1,655,595)          (4,861,788)
                                               ----------          -----------
    NET (DECREASE) IN NET ASSETS FROM COMMON
       STOCK TRANSACTIONS                        (991,477)          (3,661,814)
                                               ----------          -----------
       TOTAL (DECREASE) IN NET ASSETS            (938,190)          (3,727,611)

NET ASSETS:
  Beginning of period                          10,671,812           14,399,423
                                               ----------          -----------
  End of period                                $9,733,622          $10,671,812
                                               ==========          ===========

See notes to combined financial statements

                                       --

                                                               LARGE CAP
                                                               VALUE FUND
                                                            ----------------
                                                              PERIOD FROM
                                                            JANUARY 2, 1998
                                                             (COMMENCEMENT
                                                             OF OPERATIONS)
                                                            TO MAY 31, 1998
                                                              (UNAUDITED)
OPERATIONS:
  Net investment income                                       $    41,174
  Net realized gain on investments                                320,097
  Net unrealized appreciation on investments                       14,686
                                                              -----------
       NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS                                               375,957
                                                              -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                       (12,333)
    Class B                                                            --
    Class I                                                        (1,783)
                                                              -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        (14,116)
                                                              -----------
COMMON STOCK TRANSACTIONS -- NOTE 4
  Proceeds from shares sold                                    17,206,716
  Net asset value of shares issued in reinvestments of
    dividends                                                      14,074
  Cost of shares redeemed                                        (480,256)
                                                              -----------
    NET INCREASE IN NET ASSETS FROM COMMON STOCK
       TRANSACTIONS                                            16,740,534
                                                              -----------
       TOTAL INCREASE IN NET ASSETS, REPRESENTING NET
         ASSETS AT MAY 31, 1998                               $17,102,375
                                                              ===========
UNDISTRIBUTED NET INVESTMENT INCOME                           $    27,058
                                                              ===========

See notes to combined financial statements

                                       --

                                 SG COWEN FUNDS
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: SG Cowen Income + Growth Fund, Inc. ("CIG"), SG Cowen Funds, Inc. and SG Cowen Series Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. SG Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the SG Cowen Intermediate Fixed Income Fund ("CIFIF"), SG Cowen Government Securities Fund ("CGSF"), and SG Cowen Opportunity Fund ("COF"). SG Cowen Series Funds, Inc. operates as a series company currently issuing common stock representing its portfolio designated as the SG Cowen Large Cap Value Fund ("LgCapValue"). Until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager and principal underwriter to the above-referenced Funds (the "Funds"). On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen") (the "Acquisition"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Funds, with the existing investment management personnel of SG Cowen continuing to provide investment management services to the Funds, and Funds Distributors, Inc. has served as the new principal underwriter to the Funds. SG Cowen is also a selected dealer of the Funds' shares. Additionally, effective as of July 1, 1998, the names of the Funds have been changed, as indicated above, in order to reflect the Funds' new management by SG Cowen. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF, CGSF and LgCapValue. The Funds' financial statements are prepared in accordance with generally accepted accounting principals which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) PORTFOLIO EVALUATION: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) DIVIDENDS TO SHAREHOLDERS: Dividends for CIG, COF and LgCapValue are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions

                                       --
of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

  At November 30, 1997, CIFIF had an unused capital loss carryover of approximately $260,000, respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire $150,000 in fiscal 2004 and $110,000 in fiscal 2005.

  (E) DEFERRED ORGANIZATION EXPENSES: Organization expenses paid by LgCapValue are being amortized to operations from January 2, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by SG Cowen in connection with the organization of the Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of May 31, 1998, COF reclassified $291,549 from accumulated undistributed net investment loss to accumulated net realized gain on investments. Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) OPTIONS TRANSACTIONS: When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
(A) INVESTMENT MANAGEMENT FEE: Fees paid by the Funds to SG Cowen pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50%, .60% and .75% for CIG, COF, CIFIF, CGSF and LgCapValue, respectively, of the average daily value of each Fund's net assets. SG Cowen has voluntarily reimbursed the CIG's expenses in an amount equal to an annual rate of .14% from December 1, 1996 through March 31, 1998, of the average daily value of its net assets, and the COF's expenses in an amount equal to an annual rate of .13% from December 1, 1996 through March 31, 1997 and .03% from April 1, 1997 through March 31, 1998.

  With respect to LgCapValue, SG Cowen has voluntarily reimbursed all expenses, other than Investment Management Fee and distribution fees, in excess of .22% of the average daily value of its net assets since its inception.

  With respect to CGSF and CIFIF, SG Cowen has voluntarily waived its Investment Management Fee for the period from December 1, 1996 through May 31, 1998. With respect to CGSF, SG Cowen is

                                       --
voluntarily absorbing all other expenses, except for .40% of other expenses and
 .50% of the Class B distribution fee. With respect to CIFIF, SG Cowen is voluntarily absorbing all other expenses, except for .40% of other expenses and its service and distribution fees. The directors fees are being waived by directors of both Funds.

  SG Cowen has agreed to maintain these fee and expense reimbursement arrangements for each Fund through March 31, 1999 (see "Shareholder Servicing and Distribution Plan" later in this note).

  (B) In acting as distributor during the six months ended May 31, 1998, SG Cowen earned $5,187, $19,992, $1,292, $4,071 and $10,244 of commissions on sales of the shares of CIG, COF, CGSF, CIFIF and LgCapValue, respectively.

  (C) SHAREHOLDER SERVICING AND DISTRIBUTION PLANS (THE "PLAN"): SG Cowen (until June 30, 1998 and Funds Distributors, Inc. after that date) is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used by SG Cowen to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid by SG Cowen to persons, including SG Cowen employees, who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to SG Cowen (until June 30, 1998 and Funds Distributors, Inc. after that date) a monthly distribution fee at the annual rate of .75% for CIG, COF, CGSF and Large Cap Value and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used by SG Cowen to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with SG Cowen in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by SG Cowen, and the payments may exceed expenses actually incurred by SG Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SG Cowen and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of SG Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses; however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as SG Cowen ceases to waive its Investment Management Fee.

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term secu-

                                       --
rities, during the period ended May 31, 1998, was as follows:

               CIG            COF           CGSF
----------------------------------------------------
Purchases  $17,836,421    $69,153,920    $1,540,641
----------------------------------------------------
Sales      $22,725,435    $93,955,008    $2,143,670
----------------------------------------------------

              CIFIF      LGCAPVALUE
------------------------------------
Purchases  $4,461,408    $17,899,724
------------------------------------
Sales      $5,439,454    $ 2,101,290
------------------------------------

  At May 31, 1998, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

  At May 31, 1998, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                           CIG            COF         CGSF
------------------------------------------------------------
Gross Unrealized
 Appreciation          $10,157,024    $8,264,233    $42,434
Gross Unrealized
 Depreciation            2,401,273     9,192,898        160
------------------------------------------------------------
 Net                   $ 7,755,751    $ (928,665)   $42,274
------------------------------------------------------------

                         CIFIF     LGCAPVALUE
---------------------------------------------
Gross Unrealized
 Appreciation          $155,846     $661,410
Gross Unrealized
 Depreciation            19,674      646,724
---------------------------------------------
 Net                   $136,172     $ 14,686
---------------------------------------------

NOTE 4 - COMMON STOCK TRANSACTIONS: At May 31, 1998, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

                                       --

SG COWEN INCOME + GROWTH FUND

                                                SIX MONTHS ENDED MAY 31, 1998
                          -------------------------------------------------------------------------
                                 CLASS A                 CLASS B                   CLASS I
                          ----------------------   --------------------   -------------------------
                           SHARES      AMOUNT      SHARES      AMOUNT       SHARES        AMOUNT
                          --------   -----------   -------   ----------   ----------   ------------
Shares Sold                 46,441   $   601,009     3,049   $   38,377       57,486   $    746,213
Dividends Reinvested       756,178     9,143,368    62,846      754,889      138,297      1,679,029
                          --------   -----------   -------   ----------   ----------   ------------
                           802,619     9,744,377    65,895      793,266      195,783      2,425,242
Shares Redeemed           (375,440)   (4,878,507)  (11,118)    (141,539)    (290,811)    (3,723,606)
                          --------   -----------   -------   ----------   ----------   ------------
Net Increase (Decrease)    427,179   $ 4,865,870    54,777   $  651,727      (95,028)  $ (1,298,364)
                          ========   ===========   =======   ==========   ==========   ============

                                                YEAR ENDED NOVEMBER 30, 1997
                          -------------------------------------------------------------------------
                                 CLASS A                 CLASS B                   CLASS I
                          ----------------------   --------------------   -------------------------
                           SHARES      AMOUNT      SHARES      AMOUNT       SHARES        AMOUNT
                          --------   -----------   -------   ----------   ----------   ------------
Shares Sold                292,820   $ 3,852,077   126,969   $1,667,527      133,903   $  1,751,938
Dividends Reinvested       604,764     7,459,293    27,818      341,929      134,161      1,659,984
                          --------   -----------   -------   ----------   ----------   ------------
                           897,584    11,311,370   154,787    2,009,456      268,064      3,411,922
Shares Redeemed           (738,269)   (9,849,044)  (25,573)    (336,753)    (365,423)    (4,968,719)
                          --------   -----------   -------   ----------   ----------   ------------
Net Increase (Decrease)    159,315   $ 1,462,326   129,214   $1,672,703      (97,359)  $ (1,556,797)
                          ========   ===========   =======   ==========   ==========   ============

                                       --

SG COWEN OPPORTUNITY FUND

                                               SIX MONTHS ENDED MAY 31, 1998
                        ----------------------------------------------------------------------------
                                CLASS A                  CLASS B                    CLASS I
                        -----------------------   ----------------------   -------------------------
                         SHARES       AMOUNT       SHARES      AMOUNT        SHARES        AMOUNT
                        ---------   -----------   --------   -----------   ----------   ------------
Shares Sold                52,864   $   700,836     21,321   $   270,901      518,404   $  7,228,558
Dividends Reinvested      715,467     9,107,891    155,170     1,893,068      708,428      9,167,061
                        ---------   -----------   --------   -----------   ----------   ------------
                          768,331     9,808,727    176,491     2,163,969    1,226,832     16,395,619
Shares Redeemed          (600,748)   (8,145,223)   (87,794)   (1,141,574)  (1,790,728)   (24,660,157)
                        ---------   -----------   --------   -----------   ----------   ------------
Net Increase
  (Decrease)              167,583   $ 1,663,504     88,697   $ 1,022,395     (563,896)  $ (8,264,538)
                        =========   ===========   ========   ===========   ==========   ============

                                              FOR YEAR ENDED NOVEMBER 30, 1997
                        ----------------------------------------------------------------------------
                                CLASS A                  CLASS B                    CLASS I
                        -----------------------   ----------------------   -------------------------
                         SHARES       AMOUNT       SHARES      AMOUNT        SHARES        AMOUNT
                        ---------   -----------   --------   -----------   ----------   ------------
Shares Sold               741,851   $11,608,130    163,706   $ 2,491,829    1,236,846   $ 19,476,409
Dividends Reinvested      371,816     5,276,074     78,957     1,090,397      340,886      4,888,308
                        ---------   -----------   --------   -----------   ----------   ------------
                        1,113,667    16,884,204    242,663     3,582,226    1,577,732     24,364,717
Shares Redeemed          (431,730)   (6,760,538)  (116,660)   (1,791,282)    (812,964)   (12,934,198)
                        ---------   -----------   --------   -----------   ----------   ------------
Net Increase              681,937   $10,123,666    126,003   $ 1,790,944      764,768   $ 11,430,519
                        =========   ===========   ========   ===========   ==========   ============

                                       --

SG COWEN GOVERNMENT SECURITIES FUND

                                                  SIX MONTHS ENDED MAY 31, 1998
                                 ----------------------------------------------------------------
                                        CLASS A                 CLASS B              CLASS I
                                 ----------------------   -------------------   -----------------
                                  SHARES      AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT
                                 --------   -----------   -------   ---------   ------   --------
Shares Sold                         3,279   $    31,747        --          --     610    $  5,991
Dividends Reinvested               10,070        97,017        --          --     216       2,054
                                 --------   -----------   -------   ---------   ------   --------
                                   13,349       128,764        --          --     826       8,045
Shares Redeemed                   (70,313)     (674,663)       --          --    (614)     (5,978)
                                 --------   -----------   -------   ---------   ------   --------
Net Increase (Decrease)           (56,964)  $  (545,899)       --          --     212    $  2,067
                                 ========   ===========   =======   =========   ======   ========

                                                   YEAR ENDED NOVEMBER 30, 1997
                                 ----------------------------------------------------------------
                                        CLASS A                 CLASS B              CLASS I
                                 ----------------------   -------------------   -----------------
                                  SHARES      AMOUNT      SHARES     AMOUNT     SHARES    AMOUNT
                                 --------   -----------   -------   ---------   ------   --------
Shares Sold                       293,373   $ 2,789,659        --          --   1,869    $ 18,749
Dividends Reinvested               18,113       171,273        --          --     564       5,395
                                 --------   -----------   -------   ---------   ------   --------
                                  311,486     2,960,932        --          --   2,433      24,144
Shares Redeemed                   227,332     2,165,635        --          --   5,430      53,013
                                 --------   -----------   -------   ---------   ------   --------
Net Increase (Decrease)            84,154   $   795,297        --          --  (2,997)   $(28,869)
                                 ========   ===========   =======   =========   ======   ========

                                       --

SG COWEN INTERMEDIATE FIXED INCOME FUND

                                                  SIX MONTHS ENDED MAY 31, 1998
                              ---------------------------------------------------------------------
                                     CLASS A                 CLASS B                CLASS I
                              ----------------------   -------------------   ----------------------
                               SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
                              --------   -----------   -------   ---------   --------   -----------
Shares Sold                     30,126   $   287,191    2,251    $  21,772     10,852   $   102,558
Dividends Reinvested            23,297       221,846      966        9,268      2,263        21,482
                              --------   -----------   -------   ---------   --------   -----------
                                53,423       509,037    3,217       31,040     13,115       124,040
Shares Redeemed               (148,536)   (1,414,821) (14,457)    (138,539)   (10,790)     (102,235)
                              --------   -----------   -------   ---------   --------   -----------
Net Increase (Decrease)        (95,113)  $  (905,784) (11,240)   $(107,499)     2,325   $    21,805
                              ========   ===========   =======   =========   ========   ===========

                                                  YEAR ENDED NOVEMBER 30, 1997
                              ---------------------------------------------------------------------
                                     CLASS A                 CLASS B                CLASS I
                              ----------------------   -------------------   ----------------------
                               SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
                              --------   -----------   -------   ---------   --------   -----------
Shares Sold                     30,116   $   281,334    9,789    $  92,277     19,548   $   182,361
Dividends Reinvested            59,500       556,082    2,693       25,340      6,732        62,580
                              --------   -----------   -------   ---------   --------   -----------
                                89,616       837,416   12,482      117,617     26,280       244,941
Shares Redeemed               (358,684)   (3,347,408) (27,141)    (255,788)  (137,044)   (1,258,592)
                              --------   -----------   -------    ---------   --------   -----------
Net Increase (Decrease)       (269,068)  $(2,509,992) (14,659)   $(138,171)  (110,764)  $(1,013,651)
                              ========   ===========   =======   =========   ========   ===========

SG COWEN LARGE CAP VALUE FUND

                                                  SIX MONTHS ENDED MAY 31, 1998
                               -------------------------------------------------------------------
                                       CLASS A                 CLASS B              CLASS I
                               ------------------------   -----------------   --------------------
                                SHARES        AMOUNT      SHARES    AMOUNT    SHARES      AMOUNT
                               ---------   ------------   ------   --------   -------   ----------
Shares Sold                    1,480,644   $ 15,741,866   10,598   $117,012   128,158   $1,347,836
Dividends Reinvested               1,139         12,292      --          --       165        1,783
                               ---------   ------------   ------   --------   -------   ----------
                               1,481,783     15,754,158   10,598    117,012   128,323    1,349,619
Shares Redeemed                  (31,113)      (339,230)     --          --   (12,833)    (141,026)
                               ---------   ------------   ------   --------   -------   ----------
Net Increase                   1,450,670   $ 15,414,928   10,598   $117,012   115,490   $1,208,593
                               =========   ============   ======   ========   =======   ==========

                                       --

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                          SG COWEN INCOME + GROWTH FUND -- CLASS A
                                 -------------------------------------------------------------------------------------------
                                  SIX MONTHS                  YEAR ENDED                    FOUR             YEAR ENDED
                                    ENDED                    NOVEMBER 30,                  MONTHS             JULY 31,
                                 MAY 31, 1998      ---------------------------------       ENDED        --------------------
                                 (UNAUDITED)        1997         1996         1995        11/30/94       1994         1993
                                 ------------       ----         ----         ----        --------      -------      -------
NET ASSET VALUE,
 Beginning of Period               $ 14.55         $ 14.40      $ 13.19      $ 10.62      $ 11.06       $ 12.97      $ 12.85
                                   -------         -------      -------      -------      -------       -------      -------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment Income -- Net             0.17            0.36         0.48         0.51         0.19          0.52         0.48
 Net Realized and Unrealized
   Gains (Losses) on
   Investments                        0.77            1.97         1.74         2.54        (0.50)        (0.44)        0.68
                                   -------         -------      -------      -------      -------       -------      -------
 Net from Investment Operations       0.94            2.33         2.22         3.05        (0.31)         0.08         1.16
                                   -------         -------      -------      -------      -------       -------      -------
LESS DISTRIBUTIONS:
 Dividends from Net Investment
   Income                            (0.19)          (0.36)       (0.52)       (0.48)       (0.13)        (0.52)       (0.49)
 Distributions from Net
   Realized Gains on
   Investments                       (2.39)          (1.82)       (0.49)          --           --         (1.47)       (0.55)
                                   -------         -------      -------      -------      -------       -------      -------
 Total Distributions                 (2.58)          (2.18)       (1.01)       (0.48)       (0.13)        (1.99)       (1.04)
                                   -------         -------      -------      -------      -------       -------      -------
NET ASSET VALUE,
 End of Period                     $ 12.91         $ 14.55      $ 14.40      $ 13.19      $ 10.62       $ 11.06      $ 12.97
                                   =======         =======      =======      =======      =======       =======      =======
Total Return(5)                       7.57%(3)       19.21%       17.86%       29.50%       (8.50%)(2)     0.28%        9.45%
RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)          $54,654         $55,383      $52,502      $49,298      $32,104       $34,722      $35,016
 Ratio of Expenses to Average
   Net Assets                         0.58%(3)        1.21%        1.24%        1.31%        0.47%(3)      1.26%        1.33%
 Ratio of Investment Income --
   Net to Average Net Assets          1.12%(3)        2.65%        3.56%        4.29%        1.65%(3)      4.32%        3.74%
 Decrease Reflected on Above
   Ratios Due to Expense
   Reimbursements/Waivers             0.05%(3)        0.14%        0.15%        0.19%        0.07%(3)      0.04%          --
 Portfolio Turnover Rate                26%             75%          79%          72%          31%           76%          62%
 Average Commission Rate
   Paid(8)                         $ .0600         $ .0600      $ .0612

                                       --

                                              SG COWEN INCOME + GROWTH FUND -- CLASS B
                           -------------------------------------------------------------------------------
                            SIX MONTHS                 YEAR ENDED                  FOUR        PERIOD FROM
                              ENDED                   NOVEMBER 30,                MONTHS       5/17/94(4)
                           MAY 31, 1998      ------------------------------       ENDED          THROUGH
                           (UNAUDITED)        1997        1996        1995       11/30/94        7/31/94
                           ------------      ------      ------      ------      --------      -----------
NET ASSET VALUE,
 Beginning of Period          $14.46         $14.31      $13.14      $10.58       $11.04         $10.85(1)
                              ------         ------      ------      ------       ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment Income -- Net       0.11           0.27        0.37        0.42         0.16           0.09
 Net Realized and
   Unrealized Gains
   (Losses) on
   Investments                  0.76           1.95        1.73        2.54        (0.50)          0.20
                              ------         ------      ------      ------       ------         ------
 Net from Investment
   Operations                   0.87           2.22        2.10        2.96        (0.34)          0.29
                              ------         ------      ------      ------       ------         ------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income           (0.12)         (0.25)      (0.44)      (0.40)       (0.12)         (0.10)
 Distributions from Net
   Realized Gains on
   Investments                 (2.39)         (1.82)      (0.49)         --           --             --
                              ------         ------      ------      ------       ------         ------
 Total Distributions           (2.51)         (2.07)      (0.93)      (0.40)       (0.12)         (0.10)
                              ------         ------      ------      ------       ------         ------
NET ASSET VALUE,
 End of Period                $12.82         $14.46      $14.31      $13.14       $10.58         $11.04
                              ======         ======      ======      ======       ======         ======
Total Return(5)                 7.20%(3)      18.34%      16.89%      28.49%       (9.33%)(2)     13.19%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)     $4,671         $4,478      $2,581      $1,453       $  280         $   56
 Ratio of Expenses to
   Average Net Assets           0.96%(3)       1.99%       2.04%       2.07%        0.75%(3)       0.57%(3)
 Ratio of Investment
   Income -- Net to
   Average Net Assets           0.73%(3)       1.84%       2.76%       3.44%        1.31%(3)       0.45%(3)
 Decrease Reflected on
   Above Ratios Due to
   Expense
   Reimbursements/Waivers       0.05%(3)       0.14%       0.15%       0.19%        0.07%(3)       0.04%(3)
 Portfolio Turnover Rate          26%            75%         79%         72%          31%            76%
 Average Commission Rate
   Paid(8)                    $.0600         $.0600      $.0612

                                       --

                                                SG COWEN INCOME + GROWTH FUND -- CLASS I
                           ----------------------------------------------------------------------------------
                            SIX MONTHS                  YEAR ENDED                    FOUR        PERIOD FROM
                              ENDED                    NOVEMBER 30,                  MONTHS       5/19/94(4)
                           MAY 31, 1998      ---------------------------------       ENDED          THROUGH
                           (UNAUDITED)        1997         1996         1995        11/30/94        7/31/94
                           ------------      -------      -------      -------      --------      -----------
NET ASSET VALUE,
 Beginning of Period         $ 14.61         $ 14.45      $ 13.23      $ 10.62       $11.06         $10.91(1)
                             -------         -------      -------      -------       ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
 Investment Income -- Net       0.19            0.41         0.58         0.52         0.20           0.10
 Net Realized and
   Unrealized Gains
   (Losses) on
   Investments                  0.75            1.97         1.69         2.59        (0.50)          0.16
                             -------         -------      -------      -------       ------         ------
 Net from Investment
   Operations                   0.94            2.38         2.27         3.11        (0.30)          0.26
                             -------         -------      -------      -------       ------         ------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income           (0.19)          (0.40)       (0.56)       (0.50)       (0.14)         (0.11)
 Distributions from Net
   Realized Gains on
   Investments                 (2.39)          (1.82)       (0.49)          --           --             --
                             -------         -------      -------      -------       ------         ------
 Total Distributions           (2.58)          (2.22)       (1.05)       (0.50)       (0.14)         (0.11)
                             -------         -------      -------      -------       ------         ------
NET ASSET VALUE,
 End of Period               $ 12.97         $ 14.61      $ 14.45      $ 13.23       $10.62         $11.06
                             =======         =======      =======      =======       ======         ======
Total Return(5)                 7.71%(3)       19.57%       18.25%       29.99%       (8.37%)(2)     10.63%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 omitted)    $ 8,037         $10,444      $11,733      $19,309       $6,029         $4,988
 Ratio of Expenses to
   Average Net Assets           0.43%(3)        1.05%        0.90%        0.96%        0.40%(3)       0.28%(3)
 Ratio of Investment
   Income -- Net to
   Average Net Assets           1.26%(3)        2.98%        3.90%        4.66%        1.68%(3)       1.13%(3)
 Decrease Reflected on
   Above Ratios Due to
   Expense
   Reimbursements/Waivers       0.05%(3)        0.14%        0.16%        0.19%        0.07%(3)       0.05%(3)
 Portfolio Turnover Rate          26%             75%          79%          72%          31%            76%
 Average Commission Rate
   Paid(8)                   $ .0600         $ .0600      $ .0612

                                       --

                                                  SG COWEN OPPORTUNITY FUND -- CLASS A
                              -----------------------------------------------------------------------------
                               SIX MONTHS
                                 ENDED                            YEAR ENDED NOVEMBER 30,
                              MAY 31, 1998      -----------------------------------------------------------
                              (UNAUDITED)        1997         1996         1995         1994         1993
                              ------------      -------      -------      -------      -------      -------
NET ASSET VALUE,
 Beginning of Year              $ 16.47         $ 16.61      $ 13.13      $ 12.98      $ 16.06      $ 14.92
                                -------         -------      -------      -------      -------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income
   (Loss) -- Net(6)               (0.04)          (0.08)       (0.07)       (0.04)       (0.09)       (0.16)
 Net Realized and Unrealized
   Gains (Losses) on
   Investments                     0.07            2.00         3.86         0.97         1.22         3.79
                                -------         -------      -------      -------      -------      -------
 Net from Investment
   Operations                      0.03            1.92         3.79         0.93         1.13         3.63
                                -------         -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income                 --              --           --           --           --           --
 Distributions from Net
   Realized Gains on
   Investments                    (2.94)          (2.06)       (0.31)       (0.78)       (4.21)       (2.49)
                                -------         -------      -------      -------      -------      -------
 Total Distributions              (2.94)          (2.06)       (0.31)       (0.78)       (4.21)       (2.49)
                                -------         -------      -------      -------      -------      -------
NET ASSET VALUE,
 End of Period                  $ 13.56         $ 16.47      $ 16.61      $ 13.13      $ 12.98      $ 16.06
                                =======         =======      =======      =======      =======      =======
Total Return(5)                    1.35%(3)       13.55%       29.63%        7.91%        9.53%       29.48%

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)       $47,387         $54,809      $43,950      $38,724      $34,487      $19,147
 Ratio of Expenses to
   Average Net Assets              0.68%(3)        1.38%        1.39%        1.43%        1.47%        1.63%
 Ratio of Investment Loss --
   Net to Average Net Assets     (0.31%)(3)       (0.53%)      (0.46%)      (0.28%)      (0.66%)      (1.10%)
 Decrease Reflected on Above
   Ratios Due to Expense
   Reimbursements/Waivers          0.01%(3)        0.06%        0.16%        0.22%        0.14%          --
 Portfolio Turnover Rate             69%            159%         182%         148%         152%         167%
 Average Commission Rate
   Paid(8)                      $ .0411         $ .0252      $ .0575

                                       --

                                              SG COWEN OPPORTUNITY FUND -- CLASS B
                             ----------------------------------------------------------------------
                              SIX MONTHS                                                PERIOD FROM
                                ENDED                YEAR ENDED NOVEMBER 30,            5/17/94(4)
                             MAY 31, 1998       ---------------------------------         THROUGH
                             (UNAUDITED)         1997          1996         1995         11/30/94
                             ------------        ----          ----         ----        -----------
NET ASSET VALUE,
 Beginning of Period           $ 15.92          $ 16.23       $12.93       $12.91         $12.18(1)
                               -------          -------       ------       ------         ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income
   (Loss) -- Net(6)              (0.09)           (0.20)       (0.18)       (0.14)         (0.09)
 Net Realized and
   Unrealized Gains
   (Losses) on Investments        0.06             1.95         3.79         0.94           0.82
                               -------          -------       ------       ------         ------
 Net from Investment
   Operations                    (0.03)            1.75         3.61         0.80           0.73
                               -------          -------       ------       ------         ------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income                --               --           --           --             --
 Distributions from Net
   Realized Gains on
   Investments                   (2.94)           (2.06)       (0.31)       (0.78)            --
                               -------          -------       ------       ------         ------
 Total Distributions             (2.94)           (2.06)       (0.31)       (0.78)            --
                               -------          -------       ------       ------         ------
NET ASSET VALUE,
 End of Period                 $ 12.95          $ 15.92       $16.23       $12.93         $12.91
                               =======          =======       ======       ======         ======
Total Return(5)                   0.95%(3)        12.72%       28.67%        6.97%         11.04%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)      $ 9,793          $10,629       $8,794       $6,455         $2,207
 Ratio of Expenses to
   Average Net Assets             1.11%(3)         2.15%        2.17%        2.19%          1.32%(3)
 Ratio of Investment
   Loss -- Net to Average
   Net Assets                    (0.70%)(3)       (1.31%)      (1.24%)      (1.06%)        (0.83%)(3)
 Decrease Reflected on
   Above Ratios Due to
   Expense
   Reimbursements/Waivers        0.016(3)          0.06%        0.16%        0.22%          0.12%(3)
 Portfolio Turnover Rate            69%             159%         182%         148%           152%
 Average Commission Rate
   Paid(8)                     $ .0411          $ .0252       $.0575

                                       --

                                              SG COWEN OPPORTUNITY FUND -- CLASS I
                            ------------------------------------------------------------------------
                             SIX MONTHS                                                  PERIOD FROM
                               ENDED                 YEAR ENDED NOVEMBER 30,              5/9/94(4)
                            MAY 31, 1998       -----------------------------------         THROUGH
                            (UNAUDITED)         1997          1996          1995          11/30/94
                            ------------        ----          ----          ----         -----------
NET ASSET VALUE,
 Beginning of Period          $ 16.69          $ 16.77       $ 13.20       $ 12.99         $12.36(1)
                              -------          -------       -------       -------         ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income
   (Loss) -- Net(6)             (0.01)           (0.03)        (0.01)         0.01          (0.03)
 Net Realized and
   Unrealized Gains
   (Losses) on Investments       0.06             2.01          3.89          0.98           0.66
                              -------          -------       -------       -------         ------
 Net from Investment
   Operations                    0.05             1.98          3.88          0.99           0.63
                              -------          -------       -------       -------         ------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income               --               --            --            --             --
 Distributions from Net
   Realized Gains on
   Investments                  (2.94)           (2.06)        (0.31)        (0.78)            --
                              -------          -------       -------       -------         ------
 Total Distributions            (2.94)           (2.06)        (0.31)        (0.78)            --
                              -------          -------       -------       -------         ------
NET ASSET VALUE,
 End of Period                $ 13.80          $ 16.69       $ 16.77       $ 13.20         $12.99
                              =======          =======       =======       =======         ======
Total Return(5)                  1.47%(3)        13.82%        30.17%         8.40%          9.04%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)     $35,999          $52,944       $40,369       $19,264         $8,151
 Ratio of Expenses to
   Average Net Assets            0.55%(3)         1.02%         1.01%         1.03%          0.75%(3)
 Ratio of Investment
   Income (Loss) --
   Net Assets                   (0.14%)(3)       (0.19%)       (0.07%)        0.11%         (0.26%)(3)
 Decrease Reflected on
   Above Ratios Due to
   Expense
   Reimbursements/Waivers        0.01%(3)         0.06%         0.15%         0.22%          0.13%(3)
 Portfolio Turnover Rate           69%             159%          182%          148%           152%

 Average Commission Rate
   Paid(8)                    $ .0411          $ .0252       $ .0575

                                       --

                                               SG COWEN GOVERNMENT SECURITIES FUND -- CLASS A
                              --------------------------------------------------------------------------------
                                                                                                 PERIOD FROM
                                                                                                   1/20/93
                               SIX MONTHS                                                       (COMMENCEMENT
                                 ENDED                   YEAR ENDED NOVEMBER 30,                OF OPERATIONS)
                              MAY 31, 1998      ------------------------------------------         THROUGH
                              (UNAUDITED)        1997        1996        1995        1994          11/30/93
                              ------------       ----        ----        ----        ----       --------------
NET ASSET VALUE,
 Beginning of Period             $ 9.58         $9.59       $9.83       $9.17      $10.11           $ 9.77
                                 ------         -----       -----       -----      ------           ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income -- Net          0.28          0.61        0.64        0.69        0.52             0.41
 Net Realized and Unrealized
   Gains (Losses) on
   Investments                     0.09         (0.01)      (0.24)       0.66       (0.84)            0.30
                                 ------         -----       -----       -----      ------           ------
 Net from Investment
   Operations                      0.37          0.60        0.40        1.35       (0.32)            0.71
                                 ------         -----       -----       -----      ------           ------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income              (0.28)        (0.61)      (0.64)      (0.69)      (0.56)           (0.37)
 Distributions from Net
   Realized Gains on
   Investments                    (0.03)           --          --          --       (0.06)              --
                                 ------         -----       -----       -----      ------           ------
 Total Distributions              (0.31)        (0.61)      (0.64)      (0.69)      (0.62)           (0.37)
                                 ------         -----       -----       -----      ------           ------
NET ASSET VALUE,
 End of Period                   $ 9.64         $9.58       $9.59       $9.83       $9.17           $10.11
                                 ======         =====       =====       =====      ======           ======
Total Return(5)                    3.88%(3)      6.55%       4.34%      15.23%      (3.24%)           8.49%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)        $2,907        $3,433      $2,631      $3,945       $ 488           $  547
 Ratio of Expenses to
   Average Net Assets              0.20%(3)      0.40%       0.34%       0.22%         --               --
 Ratio of Investment
   Income -- Net to Average
   Net Assets                      2.89%(3)      6.47%       6.72%       7.08%       5.24%            5.06%(3)
 Decrease Reflected on Above
   Ratios Due to:
   Investment Management and
     Service Fees Waived by
     Cowen                         0.43%(3)      0.85%       0.85%       0.85%       0.78%            0.75%(3)
   Other Expenses Waived or
     Absorbed                      1.01%(3)      2.70%       2.72%       3.63%      11.85%           16.94%(3)
 Portfolio Turnover Rate             47%          184%        107%        289%        210%             122%

                                       --

                                                     SG COWEN GOVERNMENT
                                                  SECURITIES FUND -- CLASS I
                              ------------------------------------------------------------------
                               SIX MONTHS                                            PERIOD FROM
                                 ENDED              YEAR ENDED NOVEMBER 30,          7/11/94(4)
                              MAY 31, 1998       -----------------------------         THROUGH
                              (UNAUDITED)        1997        1996        1995         11/30/94
                              ------------       ----        ----        ----        -----------
NET ASSET VALUE,
 Beginning of Period             $9.70           $9.71       $9.94       $9.17         $9.45(1)
                                 -----           -----       -----       -----         -----
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income -- Net         0.28            0.62        0.65        0.70          0.22
 Net Realized and Unrealized
   Gains (Losses) on
   Investments                    0.09           (0.01)      (0.23)       0.77         (0.28)
                                 -----           -----       -----       -----         -----
 Net from Investment
   Operations                     0.37            0.61        0.42        1.47         (0.06)
                                 -----           -----       -----       -----         -----
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income             (0.28)          (0.62)      (0.65)      (0.70)        (0.22)
 Distributions from Net
   Realized Gains on
   Investments                   (0.03)             --          --          --            --
                                 -----           -----       -----       -----         -----
 Total Distributions             (0.31)          (0.62)      (0.65)      (0.70)        (0.22)
                                 -----           -----       -----       -----         -----
NET ASSET VALUE,
 End of Period                   $9.76           $9.70       $9.71       $9.94         $9.17
                                 =====           =====       =====       =====         =====
Total Return(5)                   3.85%(3)        6.55%       4.48%      16.52%        (1.57%)(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)        $  66            $ 63        $ 93        $ 45          $ 13
 Ratio of Expenses to
   Average Net Assets             0.20%(3)        0.40%       0.36%       0.20%           --
 Ratio of Investment
   Income -- Net to Average
   Net Assets                     2.88%(3)        6.49%       6.75%       7.12%         2.42%(3)
 Decrease Reflected on Above
   Ratios Due to:
   Investment Management
     Fees Waived by Cowen         0.30%(3)        0.60%       0.60%       0.60%         0.24%(3)
   Other Expenses Waived or
     Absorbed                     1.35%(3)        3.06%       3.14%       5.14%         6.26%(3)
 Portfolio Turnover Rate            47%            184%        107%        289%          210%

                                       --

                                                              SG COWEN INTERMEDIATE
                                                           FIXED INCOME FUND -- CLASS A
                               ------------------------------------------------------------------------------------
                                                                                                      PERIOD FROM
                                                                                                        1/20/93
                                SIX MONTHS                                                           (COMMENCEMENT
                                  ENDED                     YEAR ENDED NOVEMBER 30,                 OF OPERATIONS)
                               MAY 31, 1998      ---------------------------------------------          THROUGH
                               (UNAUDITED)        1997         1996         1995         1994          11/30/93
                               ------------       ----         ----         ----         ----       --------------
NET ASSET VALUE,
 Beginning of Period             $  9.47         $  9.47      $  9.71      $  9.12      $9.95           $ 9.77
                                 -------         -------      -------      -------      -----           ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income -- Net           0.27            0.59         0.63         0.67       0.51             0.40
 Net Realized and Unrealized
   Gains (Losses) on
   Investments                      0.05              --        (0.15)        0.59      (0.68)            0.14
                                 -------         -------      -------      -------      -----           ------
 Net from Investment
   Operations                       0.32            0.59         0.48         1.26      (0.17)            0.54
                                 -------         -------      -------      -------      -----           ------
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income               (0.27)          (0.59)       (0.63)       (0.67)     (0.53)           (0.36)
 Distributions from Net
   Realized Gains on
   Investments                        --              --        (0.09)          --      (0.13)              --
                                 -------         -------      -------      -------      -----           ------
 Total Distributions               (0.27)          (0.59)       (0.72)       (0.67)     (0.66)           (0.36)
                                 -------         -------      -------      -------      -----           ------
NET ASSET VALUE,
 End of Period                   $  9.52         $  9.47      $  9.47      $  9.71      $9.12           $ 9.95
                                 =======         =======      =======      =======      =====           ======
Total Return(5)                     3.40%           6.47%        5.21%       14.22%     (1.77%)           6.50%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)        $ 8,482         $ 9,341      $11,885      $14,667     $2,836           $1,167
 Ratio of Expenses to Average
   Net Assets                       0.33%(3)        0.65%        0.59%        0.47%      0.12%              --
 Ratio of Investment
   Income -- Net to Average
   Net Assets                       2.84%(3)        6.29%        6.61%        6.90%      5.41%            4.93%(3)
 Decrease Reflected on Above
   Ratios Due to:
   Investment Management and
     Service Fees Waived by
     Cowen                          0.25%(3)        0.50%        0.50%        0.50%      0.63%            0.75%(3)
   Other Expenses Waived or
     Absorbed                       0.25%(3)        0.60%        0.52%        0.86%      3.43%            4.45%(3)
 Portfolio Turnover Rate              43%             92%         110%         264%       159%             143%

                                       --

                                                   SG COWEN INTERMEDIATE FIXED
                                                     INCOME FUND -- CLASS B
                              ---------------------------------------------------------------------
                               SIX MONTHS                   YEAR ENDED                  PERIOD FROM
                                 ENDED                     NOVEMBER 30,                 7/12/94(4)
                              MAY 31, 1998       --------------------------------         THROUGH
                              (UNAUDITED)         1997         1996         1995         11/30/94
                              ------------        ----         ----         ----        -----------
NET ASSET VALUE,
 Beginning of Period             $ 9.54          $9.54        $9.78        $9.17           $9.32(1)
                                 ------          -----        -----        -----           -----
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income -- Net          0.26           0.53         0.61         0.65            0.20
 Net Realized and Unrealized
   Gains (Losses) on
   Investments                     0.05             --        (0.15)        0.61           (0.15)
                                 ------          -----        -----        -----           -----
 Net from Investment
   Operations                      0.31           0.53         0.46         1.26            0.05
                                 ------          -----        -----        -----           -----
LESS DISTRIBUTIONS:
 Dividends from Net
   Investment Income              (0.26)         (0.53)       (0.61)       (0.65)          (0.20)
 Distributions from Net
   Realized Gains on
   Investments                       --             --        (0.09)          --              --
                                 ------          -----        -----        -----           -----
 Total Distributions              (0.26)          0.53        (0.70)       (0.65)          (0.20)
                                 ------          -----        -----        -----           -----
NET ASSET VALUE,
 End of Period                   $ 9.59          $9.54        $9.54        $9.78           $9.17
                                 ======          =====        =====        =====           =====
Total Return(5)                    3.26%(3)       6.21%        4.96%       14.12%           1.25%(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)        $  525          $ 630        $ 769        $ 577           $ 313
 Ratio of Expenses to
   Average Net Assets              0.45%(3)       0.90%        0.85%        0.68%           0.19%(3)
 Ratio of Investment
   Income -- Net to Average
   Net Assets                      2.73%(3)       6.03%        6.40%        6.79%           2.15%(3)
 Decrease Reflected on Above
   Ratios Due to:
   Investment Management,
     Service and
     Distribution Fees
     Waived by Cowen               0.25%(3)       0.50%        0.50%        0.50%           0.18%(3)
   Other Expenses Waived or
     Absorbed                      0.24%(3)       0.54%        0.54%        0.46%           1.25%
 Portfolio Turnover Rate             43%            92%         110%         264%            159%

                                       --

                                                          SG COWEN INTERMEDIATE FIXED
                                                            INCOME FUND -- CLASS I
                                       -----------------------------------------------------------------
                                        SIX MONTHS                 YEAR ENDED                PERIOD FROM
                                          ENDED                   NOVEMBER 30,               7/11/94(4)
                                       MAY 31, 1998      ------------------------------        THROUGH
                                       (UNAUDITED)        1997        1996        1995        11/30/94
                                       ------------       ----        ----        ----       -----------
NET ASSET VALUE,
 Beginning of Period                      $ 9.44         $9.44       $9.68       $9.10         $ 9.34(1)
                                          ------         -----       -----       -----         ------
INCOME FROM INVESTMENT
 OPERATIONS:
 Investment Income -- Net                   0.28          0.61        0.65        0.69           0.23
 Net Realized and Unrealized
   Gains (Losses) on Investments            0.05            --       (0.15)       0.58          (0.24)
                                          ------         -----       -----       -----         ------
 Net from Investment Operations             0.33          0.61        0.50        1.27          (0.01)
                                          ------         -----       -----       -----         ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment
   Income                                  (0.28)        (0.61)      (0.65)      (0.69)         (0.23)
 Distributions from Net Realized
   Gains on Investments                       --            --       (0.09)         --             --
                                          ------         -----       -----       -----         ------
 Total Distributions                       (0.28)        (0.61)      (0.74)      (0.69)         (0.23)
                                          ------         -----       -----       -----         ------
NET ASSET VALUE,
 End of Period                            $ 9.49         $9.44       $9.44       $9.68         $ 9.10
                                          ======         =====       =====       =====         ======
Total Return(5)                             3.52%(3)      6.74%       5.46%      14.41%         (0.36%)(2)

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                 $  726         $ 701      $1,745      $1,872          $ 565
 Ratio of Expenses to Average Net
   Assets                                   0.20%(3)      0.40%       0.35%       0.20%            --
 Ratio of Investment
   Income -- Net to Average Net
   Assets                                   2.96%(3)      6.63%       6.87%       7.23%          1.98%(3)
 Decrease Reflected on Above
   Ratios Due to:
   Investment Management Fee
     Waived by Cowen                        0.25%(3)      0.50%       0.50%       0.50%          0.16%(3)
   Other Expenses Waived or
     Absorbed                               0.25%(3)      0.50%       0.42%       0.97%          1.87%(3)
 Portfolio Turnover Rate                      43%           92%        110%        264%           159%

                                       --

                                                                    SG COWEN
                                                              LARGE CAP VALUE FUND
                                                -------------------------------------------------
                                                                   (UNAUDITED)
                                                   CLASS A             CLASS B          CLASS I
                                                --------------       -----------      -----------
                                                 PERIOD FROM
                                                    1/2/98
                                                (COMMENCEMENT        PERIOD FROM      PERIOD FROM
                                                OF OPERATIONS)       4/17/98(4)        2/2/98(4)
                                                   THROUGH             THROUGH          THROUGH
                                                   5/31/98             5/31/98          5/31/98
                                                --------------       -----------      -----------
NET ASSET VALUE,
 Beginning of Period                               $ 10.00(1)          $11.11(1)        $ 9.77(1)
                                                   -------             ------           ------
INCOME FROM INVESTMENT OPERATIONS:
 Investment Income -- Net                             0.04                 --             0.04
 Net Realized and Unrealized Gains (Losses) on
   Investments                                        0.83              (0.27)            1.06
                                                   -------             ------           ------
 Net from Investment Operations                       0.87              (0.27)            1.10
                                                   -------             ------           ------
LESS DISTRIBUTIONS:
 Dividends from Net Investment Income                (0.02)                --            (0.02)
 Distributions from Net Realized Gains on
   Investments                                          --                 --               --
                                                   -------             ------           ------
 Total Distributions                                 (0.02)                --            (0.02)
                                                   -------             ------           ------
NET ASSET VALUE,
 End of Period                                     $ 10.85             $10.84           $10.85
                                                   =======             ======           ======
Total Return(3)(5)                                    8.65%             (2.43)%          11.26%

RATIOS/SUPPLEMENTARY DATA
 Net Assets (000 Omitted)                          $15,735             $  115           $1,253
 Ratio of Expenses to Average Net Assets              0.49%(3)           0.23%(3)         0.31%(3)
 Ratio of Investment Income -- Net to Average
   Net Assets                                         0.42%(3)           0.04%(3)         0.44%(3)
 Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers:                    0.40%(3)           0.06%(3)         0.28%(3)
 Portfolio Turnover Rate                                25%                25%              25%
 Average Commission Rate Paid(8)                   $ .0543             $.0543           $.0543

---------------
(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2) Annualized
(3) Not Annualized
(4) Commencement of Distribution
(5) Exclusive of Sales Charges
(6) Based upon average shares outstanding
(7) For the period from December 1, 1995 to February 12, 1996, the day on which all outstanding shares were presented for redemption.
(8) Disclosure required for years beginning after September 1, 1995.

                                       --

                            SG COWEN FAMILY OF FUNDS
                                FINANCIAL SQUARE
                            NEW YORK, NY 10005-3597

                                   DIRECTORS
                           JOSEPH M. COHEN, Chairman

                                 JAMES H. CAREY
                                DR. PETER P. GIL
                              DR. MARTIN J. GRUBER
                                BURTON J. WEISS

                                    OFFICERS
JOSEPH M. COHEN, Chairman of the Board of Directors and Chief Executive Officer
                           DAVID R. SARNS, President
                   WILLIAM CHURCH, Senior Investment Officer
  CREIGHTON H. PEET, Treasurer, Chief Financial Officer and Senior Investment
                                    Officer
                 WILLIAM RECHTER, Senior Investment Officer(1)
                      ALAN KOEPPLIN, Investment Officer(2)
                    BENEDICT CAPALDI, Investment Officer(4)
                      PAUL D. HOUK, Investment Officer(3)
                GORDON G. IFILL, Assistant Investment Officer(2)
                           RODD M. BAXTER, Secretary
                         IRWOOD SCHLACKMAN, Controller


           INVESTMENT ADVISER                             CUSTODIAN
     SG Cowen Securities Corporation            Investors Fiduciary Trust Co.
            Financial Square                           P.O. Box 419111
           New York, NY 10005                       Kansas City, MO 64141

               DISTRIBUTOR                             TRANSFER AGENT
        Funds Distributors, Inc.                          DST, Inc.
       60 State Street, Suite 1300                  210 West 10th Street
            Boston, MA 02109                        Kansas City, MO 64105

              LEGAL COUNSEL                         INDEPENDENT AUDITORS
        Willkie Farr & Gallagher                      Ernst & Young LLP
           787 Seventh Avenue                        787 Seventh Avenue
           New York, NY 10019                        New York, NY 10019


---------------
(1) SG Cowen Income + Growth and SG Cowen Opportunity
(2) SG Cowen Intermediate Fixed Income and SG Cowen Government Securities
(3) SG Cowen Income + Growth
(4) SG Cowen Income + Growth and SG Cowen Large Cap Value          COW/SEMI 5/98